                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        Filed by the Registrant  [X]
        Filed by a Party other than the Registrant  [ ]
        Check the appropriate box:
        [ ]  Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))

        [X]  Definitive Proxy Statement
        [ ]  Definitive Additional Materials
        [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               REALNETWORKS, INC.


--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

        [X]  No fee required.

        [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.


        (1) Title of each class of securities to which transaction applies:

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        (2) Aggregate number of securities to which transaction applies:

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        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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        (4) Proposed maximum aggregate value of transaction:

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        (5)Total fee paid:


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        [ ] Fee paid previously with preliminary materials.

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                                       1

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


        (1)  Amount Previously Paid:

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        (2)  Form, Schedule or Registration Statement no.:

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        (3)  Filing Party:

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        (4)  Date Filed:

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                                       2

                              [REALNETWORKS LOGO]

  REALNETWORKS RealNetworks, Inc. 2601 Elliott Avenue, Suite 1000, Seattle, WA
                                     98121

                                                                     May 5, 2000

Dear Shareholder:

     On behalf of RealNetworks, Inc. (the "Company"), I cordially invite you to attend the 2000 Annual Meeting of Shareholders (the "Annual Meeting") to be held at 2:00 p.m. on Friday, June 2, 2000 at the Bell Harbor International Conference Center, Pier 66, 2211 Alaskan Way, Seattle, Washington 98121.

     At the Annual Meeting, the shareholders will be asked to (i) elect one director to the Company's Board of Directors, (ii) vote on a proposal to amend the Company's Restated Articles of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 300,000,000 shares to 1,000,000,000 shares, to delete provisions that are not applicable to a public company and to delete a designation of special non-voting stock that is no longer outstanding, (iii) vote on a proposal to approve the Company's Amended and Restated 1996 Stock Option Plan which increases the number of shares of Common Stock that may be issued thereunder from 45,200,000 shares to 60,200,000 shares, and (iv) ratify the appointment of KPMG LLP as the Company's independent auditors for fiscal year 2000. The accompanying Notice of Annual Meeting and Proxy Statement describe the matters to be presented at the Annual Meeting.

     The Board of Directors unanimously recommends that shareholders vote "FOR" these four proposals.

     Whether or not you plan to attend the Annual Meeting, we hope that you will have your shares represented by marking, signing, dating and returning your proxy card in the enclosed envelope as soon as possible. Your shares will be voted in accordance with the instructions you have given in your proxy card. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card.

     On behalf of the Board of Directors, I would like to express our appreciation for your support of the Company. We look forward to seeing you at the meeting.

                                         Sincerely,

                                         /s/ ROBERT GLASER

                                         Robert Glaser
                                         Chief Executive Officer and
                                         Chairman of the Board

                               REALNETWORKS, INC.
                        2601 ELLIOTT AVENUE, SUITE 1000
                           SEATTLE, WASHINGTON 98121

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 2, 2000

To The Shareholders of RealNetworks, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of RealNetworks, Inc., a Washington corporation (the "Company"), will be held on Friday, June 2, 2000, at 2:00 p.m., local time, at the Bell Harbor International Conference Center, Pier 66, 2211 Alaskan Way, Seattle, Washington 98121, for the following purposes as more fully described in the accompanying Proxy Statement:

     1. To elect one director to serve until the 2003 Annual Meeting of Shareholders or until his earlier retirement, resignation or removal, or the election of his successor;

     2. To approve amendments to the Company's Restated Articles of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 300,000,000 to 1,000,000,000 shares, to delete provisions that are not applicable to a public company and to delete a designation of non-voting stock that is no longer outstanding;

     3. To approve the Company's Amended and Restated 1996 Stock Option Plan, which increases the number of shares of Common Stock that may be issued thereunder from 45,200,000 shares to 60,200,000 shares;

     4. To ratify the appointment of KPMG LLP as independent auditors for the Company's fiscal year ending December 31, 2000; and

     5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Only holders of record of the Company's Common Stock at the close of business on April 3, 2000 are entitled to notice of, and to vote at, this meeting or any adjournment or postponement thereof. A list of shareholders as of that date will be available at the meeting and for ten days prior to the meeting at the Company's principal executive offices located at 2601 Elliott Avenue, Suite 1000, Seattle, Washington 98121.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ KELLY JO MACARTHUR
                                          KELLY JO MACARTHUR
                                          Senior Vice President, General Counsel
                                          and Secretary

Seattle, Washington
May 5, 2000

                            YOUR VOTE IS IMPORTANT!

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE TO ENSURE YOUR REPRESENTATION AT THE MEETING. A POSTAGE-PREPAID ENVELOPE IS ALSO ENCLOSED FOR THAT PURPOSE. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES AT THE MEETING IF YOU DESIRE TO DO SO, AS YOUR PROXY IS REVOCABLE AT YOUR OPTION.

                               REALNETWORKS, INC.

             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON FRIDAY JUNE 2, 2000

               ANNUAL MEETING AND PROXY SOLICITATION INFORMATION

GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of RealNetworks, Inc., a Washington corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 2:00 p.m. on Friday, June 2, 2000 at the Bell Harbor International Conference Center, Pier 66, 2211 Alaskan Way, Seattle, Washington 98121, and at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement, a proxy card and the Annual Report of the Company, which includes financial statements for its fiscal year ended December 31, 1999, are being sent to all shareholders of record as of the close of business on April 3, 1999, and are being mailed to the Company's shareholders on or about May 5, 2000. Although the Annual Report and this Proxy Statement are being mailed together, the Annual Report is not part of this Proxy Statement.

QUORUM AND VOTING RIGHTS

     At the close of business on April 3, 2000, there were 154,433,190 shares of common stock, par value $.001 per share (the "Common Stock"), of the Company outstanding. Only holders of record of the shares of Common Stock outstanding at such time will be entitled to notice of and to vote at the meeting. The presence at the meeting of at least a majority of such shares, either in person or by proxy, shall constitute a quorum for the transaction of business. Broker non-votes and shares held by persons abstaining will be counted in determining whether a quorum is present. Proxies are solicited to give all shareholders who are entitled to vote on the matters that come before the meeting the opportunity to do so, whether or not they choose to attend the meeting in person.

     If you are a common shareholder of record, you may vote (i) by using the proxy card enclosed with this Proxy Statement, (ii) via the internet, or (iii) by telephone. When your proxy card is returned properly signed, the shares represented will be voted according to your directions. You can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. The proposals are identified by number and a general description on the proxy card. Please review the voting instructions on the proxy card and read the text of the proposals and the position of the Board of Directors in the Proxy Statement prior to marking your vote. If your proxy card is signed and returned without specifying a vote or an abstention on any proposal, it will be voted according to the recommendations of the Board of Directors on that proposal. The recommendation of the Board of Directors for each proposal is shown on the proxy card. For the reasons stated in more detail later in the Proxy Statement, the Board of Directors recommends a vote FOR the individual nominated to serve as a Class 3 director, FOR the amendment of the Company's Restated Articles of Incorporation, as amended, FOR the amendment of the Company's Amended and Restated 1996 Stock Option Plan and FOR the ratification of the appointment of KPMG LLP as independent public auditors for the Company's fiscal year ending December 31, 2000.

     It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. However, if any other matters are properly presented for action, the proxies named on the proxy card will be authorized by your proxy to vote on those other matters in their discretion.

     On each matter properly brought before the meeting, shareholders will be entitled to one vote for each share of Common Stock held. Shareholders do not have the right to cumulate their votes in the election of directors. Under Washington law and the Company's Restated Articles of Incorporation and Bylaws, if a quorum exists at the meeting: (a) the one nominee for director who receives the greatest number of votes cast in the election of directors will be elected;
(b) the proposals to (i) approve the Company's Amended and

Restated 1996 Stock Option Plan, with an amendment to increase the number of shares issuable thereunder, and (ii) ratify the appointment of independent auditors will each be approved if the number of votes cast in favor exceeds the number of votes cast against them; and (c) the proposal to approve the amendments to the Company's Restated Articles of Incorporation will be approved if the number of votes cast in favor is a majority of the number of votes entitled to be cast on the proposal.

     Shareholders may abstain from voting for the nominee for director and may abstain from voting on the proposals to (a) approve and amend the Company's Amended and Restated 1996 Stock Option Plan and (b) ratify the appointment of independent auditors. Abstention from voting on any or all of these three matters will have no effect, since approval of each matter is based solely on the number of votes actually cast. Abstentions from voting on the proposal to amend the Company's Restated Articles of Incorporation will have the same effect as a vote against that proposal, since approval of that proposal is based on the number of votes entitled to be cast.

     Brokerage firms and other intermediaries holding shares of Common Stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, brokerage firms and other intermediaries will generally have discretion to vote their customers' shares in the election of directors and on the proposal to ratify the appointment of independent auditors. The failure of a brokerage firm or other intermediary to vote its customers' shares on the proposal for the election of directors or on the proposal to ratify the appointment of auditors will have no effect on any proposal since approval of each proposal is based solely on the number of votes actually cast. Brokerage firms and other intermediaries do not have discretion to vote their customers' shares on the proposals to amend the Company's Restated Articles of Incorporation, as amended, or the Company's Amended and Restated 1996 Stock Option Plan. Such "broker non-votes" will have the same effect as votes against the proposal to amend the Company's Restated Articles of Incorporation since approval of that proposal is based on the number of votes entitled to be cast. Such "broker non-votes" will not be counted as votes cast against the proposal to amend the Company's Amended and Restated 1996 Stock Option Plan, however, and will have no effect on the proposal since approval is based solely on the number of votes actually cast.

REVOCABILITY OF PROXIES

     If you execute a proxy, you may revoke it by taking one of the following three actions: (a) by giving written notice of the revocation to the Secretary of the Company at its principal executive offices prior to the commencement of shareholder voting at the Annual Meeting on June 2, 2000; (b) by executing a proxy with a later date and delivering it to the Secretary of the Company at its principal executive offices prior to the commencement of shareholder voting at the Annual Meeting on June 2, 2000; or (c) by personally attending and voting at the meeting.

SOLICITATION OF PROXIES

     The Company will bear the expense of preparing, printing and distributing proxy materials to its shareholders. In addition to solicitations by mail, a number of regular employees of the Company may solicit proxies on behalf of the Board of Directors in person or by telephone. The Company will reimburse brokerage firms and other intermediaries for their expenses in forwarding proxy materials to beneficial owners of the Common Stock.

SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     An eligible shareholder who desires to have a qualified proposal considered for inclusion in the proxy statement and form of proxy prepared in connection with the Company's 2001 Annual Meeting of Shareholders must deliver a copy of the proposal to the Secretary of the Company, at the Company's principal executive offices, no later than January 5, 2001. In order to be eligible to submit a proposal, a shareholder must have continually been a record or beneficial owner of shares of Common Stock having a market value of at least $2,000 for a period of at least one year prior to submitting the proposal, and the shareholder must continue to hold the shares through the date on which the meeting is held.

     A shareholder of record who intends to submit a proposal at the 2001 Annual Meeting that is not eligible for inclusion in the Company's Proxy Statement must provide written notice to the Company, addressed to the Secretary of the Company (or to the Nominating Committee of the Board of Directors, Attn: Mr. Glaser, Chairman, if the proposal relates to the nomination of one or more directors) at the Company's principal executive offices, not later than January 5, 2001. The notice must satisfy certain requirements specified in the Company's Bylaws. A copy of the Bylaws will be sent to any shareholder upon written request to the Company's Secretary.

                       PROPOSAL 1 -- ELECTION OF DIRECTOR

     The Class 3 director is to be elected at the Annual Meeting, to serve until the 2003 Annual Meeting of Shareholders or until his earlier retirement, resignation or removal. Robert Glaser, who currently is the sole Class 3 director of the Company, has been nominated by the Board of Directors for re-election at the Annual Meeting. The accompanying proxy will be voted for this nominee, except where you indicate otherwise or authority to so vote is withheld. Should Mr. Glaser be unable to serve, the proxy will be voted for such person as is designated by the Board of Directors.

NOMINEE FOR DIRECTOR

     ROBERT GLASER has served as Chairman of the Board and Chief Executive Officer of the Company since its inception in February 1994. Mr. Glaser served as Secretary of the Company from March 1995 to April 1998 and as Treasurer of the Company from February 1994 to April 2000. Mr. Glaser also serves as the Company's Policy Ombudsman, with the exclusive authority to adopt or change the editorial policies of the Company as reflected on the Company's Web sites or other communications or media in which the Company has a significant editorial or media voice. From 1983 to 1993, Mr. Glaser was employed at Microsoft Corporation, most recently as Vice President of multimedia and consumer systems, where he focused on the development of new businesses related to the convergence of the computer, consumer electronics and media industries. Mr. Glaser holds a B.A. and an M.A. in Economics and a B.S. in Computer Science from Yale University. Age 38.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEE NAMED IN PROPOSAL 1.

                               BOARD OF DIRECTORS

     The business of the Company is managed under the direction of a Board of Directors, which is divided into three classes, each class as nearly equal in number of directors as possible. The Board of Directors has determined that the Board of Directors shall be composed of seven directors. Five directors currently serve on the Board, with two vacancies currently existing. The Company intends to appoint individuals to fill the vacancies after the Company identifies suitable candidates. Edward Bleier and Mitchell Kapor are Class 1 directors, whose terms expire at the annual shareholders meeting in 2001, Bruce Jacobsen and James Breyer are Class 2 directors, whose terms expire at the annual shareholders meeting in 2002, and Robert Glaser is a Class 3 director, whose term expires at the Annual Meeting. Commencing with the Annual Meeting, each newly elected director shall serve for a term ending at the third annual shareholders meeting following election of such director. Proxies may not be voted for a greater number of persons than the number of nominees named. The Board of Directors has responsibility for establishing broad corporate policies and for the overall performance of the Company. It is not, however, involved in operating details on a day-to-day basis.

     In order for a shareholder to nominate one or more candidates for election as directors at an annual meeting of shareholders, the shareholder must give timely notice of the proposal to nominate such candidate(s) in writing to the Secretary of the Company not less than 120 days prior to the first anniversary of the date that the Company's proxy statement was released to shareholders in connection with the previous year's annual meeting, or, if the date of the annual meeting at which the shareholder proposes to make such nomination is more than 30 days from the date of the previous year's annual meeting, then the shareholder must give notice with a reasonable time before the Company begins to print and mail its proxy materials. The notice must satisfy certain requirements specified in the Company's Bylaws, a copy of which will be sent to any shareholder upon written request to the Company's Secretary.

CONTINUING DIRECTORS -- NOT STANDING FOR ELECTION THIS YEAR

     The following individuals are Class 1 directors:

     EDWARD BLEIER has been a director of the Company since April 1999. Since 1987, Mr. Bleier has been President of Domestic Pay-TV, Cable & Network Features for Warner Bros., a leading producer/distributor of movies, TV programming and animation. Mr. Bleier has held a variety of positions since joining Warner Bros. in 1969, including Executive Vice President of Warner Bros. Television. Mr. Bleier is the Chairman of the Steering Committee of the bi-annual Aspen Communications Institute conferences for the leaders of the television, film and cable industries, past President of the International Radio & Television Society and a member of the Council on Foreign Relations. Mr. Bleier holds a Bachelor of Sciences Degree from Syracuse University and served in the U.S. Army, specializing in psychological warfare and public information. Age 70.

     MITCHELL KAPOR has been a director of the Company since October 1995. Mr. Kapor has served as a partner of Accel Partners L.P. since January 1999. From 1990 to 1993, Mr. Kapor was President, from 1993 to 1995 he was Chairman and from 1995 to 1996 he was a director, of the Electronic Frontier Foundation, a nonprofit public Internet organization that he co-founded in 1990. Mr. Kapor designed Lotus 1-2-3, and founded Lotus Development Corporation in 1982 and served as its President and Chief Executive Officer from April 1982 to July 1986. Mr. Kapor holds a B.A. in Cybernetics from Yale University and an M.A. in Psychology from Beacon College. Age 49.

     The following individuals are Class 2 directors:

     JAMES BREYER has been a Director of the Company since October 1995. Mr. Breyer has served as a Managing Partner of Accel Partners L.P. in Palo Alto/San Francisco since November 1995 and as a general partner from 1990 to 1995. At Accel Partners L.P., Mr. Breyer has sponsored investments in over a dozen companies that have completed public offerings or successful mergers. Previously, Mr. Breyer was a management consultant at McKinsey & Company, Inc. and worked in product management and marketing at Apple Computer, Inc. and Hewlett-Packard Corporation. Mr. Breyer holds a B.S. from Stanford University and an M.B.A. from Harvard University, where he was named a Baker Scholar. Age 38.

     BRUCE JACOBSEN has served as a Director of the Company since August 1997, and served as President and Chief Operating Officer from February 1996 to November 1998. From April 1995 to February 1996, Mr. Jacobsen was Chief Operating Officer of Dreamworks Interactive, a joint venture between Microsoft and Dreamworks SKG, a partnership among Steven Spielberg, Jeffery Katzenberg and David Geffen. From August 1986 to April 1995, Mr. Jacobsen was employed at Microsoft in a number of capacities, including General Manager of the Kids/Games business unit. Mr. Jacobsen graduated summa cum laude with Honors from Yale University and holds an M.B.A. from Stanford University. Age 40.

MEETINGS OF THE BOARD

     The Board meets on a regularly scheduled basis during the year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between regularly scheduled meetings. The Board of Directors met 13 times during the Company's fiscal year ended December 31, 1999, including action taken by unanimous written consent on two occasions. No incumbent member attended fewer than 75% of the total number of meetings (including consents) of the Board of Directors and of any Board committees of which he was a member during that fiscal year.

COMPENSATION OF DIRECTORS

     Directors of the Company do not receive cash compensation for their services as directors or members of committees of the Board of Directors, but are reimbursed for their reasonable expenses incurred in attending Board of Directors or Committee meetings.

     The Company's Amended and Restated 1996 Stock Option Plan (the "1996 Plan") permits the grant of options for the purchase of shares of Common Stock to directors of the Company. On April 28, 1999, Mr. Bleier was granted an option under the 1996 Plan to purchase 120,000 shares of Common Stock at an exercise price of $46.00 per share. The option has a maximum term of 20 years and is fully exercisable for all the option shares as of the date of grant. On September 14, 1999, each of Messrs. Breyer, Jacobsen and Kapor received an option grant under the 1996 Plan to purchase 60,000 shares of Common Stock at an exercise price of $45.719 per share. The options have a maximum term of 20 years and are exercisable in three equal increments of 20,000 shares on each of September 14, 1999, May 1, 2000 and May 1, 2001.

COMMITTEES OF THE BOARD

     Committees of the Board consist of an Audit Committee, a Compensation Committee, a Strategy Committee, a Strategic Transactions Committee and a Nominating Committee. The Audit Committee, currently composed of Messrs. Breyer, Jacobsen and Kapor, reviews the Company's internal accounting procedures and consults with and reviews the services provided by the Company's independent auditors. The Audit Committee met six times during the fiscal year ended December 31, 1999. The Compensation Committee, currently composed of Messrs. Breyer, Glaser and Kapor, reviews and recommends to the Board the compensation and benefits to be provided to the Company's officers and reviews general policy matters relating to employee compensation and benefits. The Compensation Committee met nine times during the fiscal year ended December 31, 1999. The Strategy Committee, currently composed of Messrs. Breyer, Glaser, Jacobsen and Kapor, makes recommendations to the Board of Directors regarding the overall strategic goals of the Company and reviews significant business transactions that affect the future strategic direction of the Company. The Strategy Committee did not meet during the fiscal year ended December 31, 1999. The Strategic Transactions Committee, currently composed of Messrs. Glaser, Breyer and Kapor, is required to approve certain transactions involving the Company. The approval of the Strategic Transactions Committee, is required before the Board of Directors may (i) adopt a plan of merger, (ii) authorize the sale, lease, exchange or mortgage of (A) assets representing more than 50% of the book value of the Company's assets prior to the transaction or (B) any other asset or assets on which the long-term business strategy of the Company is substantially dependent, (iii) authorize the Company's voluntary dissolution or (iv) take any action that has the effect of clauses (i) through (iii). The Strategic Transactions Committee met four times during the fiscal year ended December 31, 1999 to discuss certain proposed acquisitions by the Company. The Nominating Committee, currently composed of Messrs. Glaser, Jacobsen and Breyer, searches for and recommends to the Board potential nominees for Board positions and makes recommendations to the Board regarding size and composition of the Board. The Nominating Committee will consider shareholder recommendations for nominees to fill Board positions if such recommendations are received, in writing, by the Chairman of the Nominating Committee no later than 120 days prior to the first anniversary of the date that the Company's proxy statement was released to shareholders in connection with the previous year's annual meeting. Any such recommendation must satisfy certain requirements with respect to notices specified in the Company's Bylaws, a copy of which will be sent to any shareholder upon written request to the Company's Secretary. The Nominating Committee met three times during the fiscal year ended December 31, 1999.

CONTRACTUAL ARRANGEMENTS

     Under a voting agreement (the "Voting Agreement") entered into in September 1997 among the Company, Accel IV, L.P. ("Accel IV") and Messrs. Jacobsen, Kapor and Glaser, each of Accel IV and Messrs. Jacobsen and Kapor have agreed to vote all shares of stock of the Company owned by them to elect Mr. Glaser to the Board of Directors of the Company in each election in which he is a nominee. The obligations under the Voting Agreement terminate with respect to shares transferred by the parties thereto. The Voting Agreement terminates on the death of Mr. Glaser.

     Pursuant to the terms of an agreement entered into in September 1997 among the Company and Mr. Glaser, the Company has agreed to use its best efforts to nominate, elect and not remove Mr. Glaser from the Board of Directors so long as Mr. Glaser owns a specified number of shares.

                    VOTING SECURITIES AND PRINCIPAL HOLDERS

OWNERSHIP INFORMATION

     The following table sets forth, as of April 18, 2000, certain information regarding beneficial ownership of the Common Stock by (a) each person known to the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, (b) each director, (c) the Chief Executive Officer and the Company's four most highly compensated executive officers other than the Chief Executive Officer for the fiscal year ended December 31, 1999 (the "Named Executive Officers") and (d) all of the Company's executive officers and directors as a group. Unless otherwise noted, the named beneficial owner has sole voting and investment power.

                                                           NUMBER OF
                                                        SHARES OF COMMON     PERCENTAGE OF
                                                       STOCK BENEFICIALLY    COMMON STOCK
        NAME AND ADDRESS OF BENEFICIAL OWNER                OWNED(1)          OUTSTANDING
        ------------------------------------           ------------------    -------------
Robert Glaser(2).....................................      53,612,849            34.6
  c/o RealNetworks, Inc.
  2601 Elliott Avenue
  Suite 1000
  Seattle, WA 98121
Mitchell Kapor(3)....................................       6,630,140             4.3
James W. Breyer(4)...................................       4,945,936             3.2
Phillip Barrett(5)...................................       4,156,536             2.7
Bruce Jacobsen(6)....................................       2,074,924             1.3
Edward Bleier(7).....................................         128,000               *
Thomas Frank(8)......................................          90,000               *
Maria Cantwell(9)....................................         752,400               *
Paul Bialek(10)......................................         140,936               *
All directors and executive officers as a group (14
  persons)(11).......................................      72,857,813            45.8%

---------------
  *  Less than 1%.

 (1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission (the "SEC") and includes shares over which the beneficial owner exercises voting or investment power. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of April 18, 2000 are deemed outstanding for the purpose of computing the percentage ownership of the person holding the options, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated, and subject to community property laws where applicable, the Company believes, based on information provided by such persons, that the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

 (2) Includes 2,203,005 shares of Common Stock owned by the Glaser Family Foundation. Mr. Glaser disclaims beneficial ownership of these shares.

 (3) Includes 40,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days of April 18, 2000. Also includes 6,028 shares owned by Kubera L.L.C., a limited liability company of which Mr. Kapor is the sole member.

 (4) Includes 40,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days of April 18, 2000. Also includes 1,032 shares of Common Stock owned by Accel Partners & Co., Inc., a corporation of which Mr. Breyer is an officer, 4,321,916 shares owned by Accel IV L.P., 89,716 shares owned by Accel Keiretsu L.P., 171,476 shares owned by Accel Investors '95 L.P., 62,008 shares owned by Accel Japan L.P. and 28,680 shares owned by Accel Investors '93 L.P. Mr. Breyer is a general partner of Accel Partners L.P., which is the general partner of Accel IV L.P. Mr. Breyer disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

 (5) Includes 1,344,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days of April 18, 2000. Also includes 20,000 shares of Common Stock owned by the Barrett Family Foundation. Mr. Barrett disclaims beneficial ownership of these shares.

 (6) Includes 1,856,824 shares of Common Stock issuable upon exercise of options exercisable within 60 days of April 18, 2000.

 (7) Includes 120,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days of April 18, 2000.

 (8) Includes 90,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days of April 18, 2000.

 (9) Includes 472,400 shares of Common Stock issuable upon exercise of options exercisable within 60 days of April 18, 2000.

(10) Includes 90,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days of April 18, 2000.

(11) Includes an aggregate of 4,338,056 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of April 18, 2000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, file reports of ownership and changes of ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all such reports they file.

     Based solely on its review of the copies of such reports received by the Company, and on written representations by the Company's officers and directors regarding their compliance with the applicable reporting requirements under
Section 16(a) of the Exchange Act, the Company believes that, with respect to its fiscal year ended December 31, 1999, all of the Company's officers and directors, and all of the persons known to the Company to own more than ten percent of the Common Stock, complied with all such reporting requirements.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee is currently composed of Messrs. Glaser, Breyer and Kapor. Mr. Glaser is the Chairman of the Board and Chief Executive Officer of the Company. During the fiscal year 1999, Mr. Glaser participated in deliberations of the Board of Directors concerning executive officer compensation, excluding those concerning the approval of stock option awards to corporate and executive officers and the compensation of the Chief Executive Officer. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee. In addition, no interlocking relationship exists between any member of the Company's Compensation Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past.

CHANGE-IN-CONTROL ARRANGEMENTS

     Under the Company's 1995 Stock Option Plan and its 1996 Stock Option Plan, as amended and restated (the "Plans"), each option that is at the time outstanding under the Plans will become exercisable in full in respect of the aggregate number of shares covered thereby, notwithstanding any contrary vesting schedule in the Option Agreement evidencing the option (except to the extent the Option Agreement expressly provides otherwise), in the event of (a) any merger, consolidation or binding share exchange pursuant to which shares of Common Stock are changed or converted into or exchanged for cash, securities or other property, other than any such transaction in which the persons who hold Common Stock immediately prior to the transaction have immediately following the transaction the same proportionate ownership of the common stock of, and the same voting power with respect to, the surviving corporation; (b) any merger, consolidation or binding share exchange in which the persons who hold Common Stock immediately prior to the transaction have immediately following the transaction less than a majority of the combined voting power of the outstanding capital stock of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors; (c) any liquidation or dissolution of the Company;
(d) any sale, lease, exchange or other transfer not in the ordinary course of business (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or (e) any transaction (or series of related transactions), consummated without the approval or recommendation of the Board, in which (i) any person, corporation or other entity (excluding the Company and any employee benefit plan sponsored by the Company) purchases any Common Stock (or securities convertible into Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, or (ii) any person, corporation or other entity (excluding the Company and any employee benefit plan sponsored by the Company) becomes the direct or indirect beneficial owner of securities of the Company representing fifty percent (50%) or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors.

     In addition, if, within a 12 month period following a Change of Control (as defined below), the employment of Mr. Bialek is (a) terminated by the Company or its successor in interest other than for Cause (as defined below), or (b) terminated by Mr. Bialek for Good Reason (as defined below), then 50% of the options for the purchase of 600,000 shares of the Company's Common Stock granted to Mr. Bialek on June 15, 1998 that were unvested as of the date employment terminates shall become immediately vested and exercisable by Mr. Bialek.

     For purposes of the arrangements involving Mr. Bialek, "Cause" means the termination of employment due to fraud, misappropriation or embezzlement that results in material loss, damage or injury to the Company or its successor in interest, or the conviction of a felony involving moral turpitude. "Good Reason" means a reduction in compensation, a relocation of Mr. Bialek's principal work site to a location more than 30 miles from his pre-Change of Control work site, or a material reduction in responsibilities or authority as in effect before the Change of Control. "Change in Control" of the Company means (a) any consolidation, merger or recapitalization, the effect of which is a material change to the Company's capital structure, other than such a transaction in which the holders of the outstanding shares of the Company's voting common stock immediately before the transaction continue to hold a majority in interest of the voting stock of the surviving corporation immediately after that transaction, (b) any sale or other transfer of substantially all of the Company's assets or voting stock, (c) the adoption of any plan or proposal for liquidation or dissolution of the Company or (d) the consummation of any other transaction, the effect of which is to cause any person not with power to direct or cause direction of the management or policies of the Company prior thereto to gain such power.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In July 1999, the Company made a two-year loan in the aggregate amount of $100,000 to Thomas and Patricia Frank in connection with their relocation to, and purchase of a primary residence in, Seattle, Washington. Interest on the outstanding principal balance of the loan accrues at the rate of 6% per annum from the date of the note until the note is paid in full.

                           COMPENSATION AND BENEFITS

EXECUTIVE OFFICER COMPENSATION

     COMPENSATION SUMMARY. The following table sets forth information regarding compensation earned during the Company's fiscal year ended December 31, 1999, and during the preceding two fiscal years, by the Named Executive Officers.

                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM
                                                                            COMPENSATION
                                                                            ------------
                                                                             SECURITIES
                                                  ANNUAL COMPENSATION        UNDERLYING
                                     FISCAL   ---------------------------      STOCK           ALL OTHER
    NAME AND PRINCIPAL POSITION       YEAR    SALARY($)(1)   BONUS($)(2)     OPTIONS(#)    COMPENSATION($)(3)
    ---------------------------      ------   ------------   ------------   ------------   ------------------
Robert Glaser......................   1999      $183,333       $      0             0           $    96
  Chairman of the Board and           1998       100,000              0             0                96
  Chief Executive Officer             1997       100,000              0             0                80
Thomas Frank.......................   1999       250,006        175,000       500,000               144
  Chief Operating Officer             1998         4,808         80,000       300,000            10,865
                                      1997             0              0             0                 0
Paul Bialek........................   1999       170,833         75,000       200,000               144
  Senior Vice President, Finance      1998        81,827              0       600,000                72
  Operations, Chief                   1997             0              0             0                 0
  Financial Officer and Treasurer
Phillip Barrett....................   1999       146,667         25,000       160,000               125
  Senior Vice President, Media        1998       125,000              0       160,000               120
  Technologies                        1997       100,000              0             0                80
Maria Cantwell.....................   1999       147,500         65,000       400,000               129
  Senior Vice President,              1998       132,500              0             0               123
  Consumer and E-Commerce             1997       105,479              0       200,000                76

---------------
(1) Amounts shown for 1998 for Messrs. Bialek and Frank represent base salaries paid after they commenced employment with the Company on June 15, 1998 and December 16, 1998, respectively. Messrs. Glaser and Barrett and Ms. Cantwell commenced employment with the Company on February 1, 1994, November 28, 1994 and April 17, 1995, respectively. Ms. Cantwell commenced a temporary leave of absence with the Company on April 1, 2000.

(2) Amount shown for 1998 represents a signing bonus paid to Mr. Frank.

(3) Amounts shown for 1999 represent life insurance premiums paid by the Company for the benefit of Messrs. Glaser, Frank, Bialek and Barrett and Ms. Cantwell in the amount of $96, $144, $144, $125 and $129, respectively. Amounts shown for 1998 represent reimbursed relocation expenses for Mr. Frank in the amount of $10,865, and life insurance premiums paid by the Company for the benefit of Messrs. Glaser, Bialek and Barrett and Ms. Cantwell in the amount of $96, $72, $120 and $123, respectively. Amounts shown for 1997 represent life insurance premiums paid by the Company for the benefit of Messrs. Glaser and Barrett and Ms. Cantwell in the amount of $80, $80 and $76, respectively.

     OPTION GRANTS. The following table shows information concerning stock options granted to the Named Executive Officers during the Company's fiscal year ended December 31, 1999.

                             OPTION GRANTS IN 1999

                                             INDIVIDUAL GRANTS
                       --------------------------------------------------------------
                         NUMBER OF       PERCENT OF                                      POTENTIAL REALIZABLE VALUE AT ASSUMED
                        SECURITIES     TOTAL OPTIONS                                          ANNUAL RATES OF STOCK PRICE
                        UNDERLYING       GRANTED TO                                         APPRECIATION FOR OPTION TERM(3)
                          OPTIONS        EMPLOYEES       EXERCISE PRICE    EXPIRATION    --------------------------------------
        NAME           GRANTED(#)(1)   IN FISCAL YEAR   ($ PER SHARE)(2)      DATE         0%           5%             10%
        ----           -------------   --------------   ----------------   ----------    ------    ------------   -------------
Robert Glaser........           0            --              --                   --      $ --     $        --    $         --
Thomas Frank.........     500,000           3.0             $37.625        8/13/2019        --      31,102,663     107,748,593
Paul Bialek..........     200,000           1.2              46.00         4/28/2019        --      15,210,339      52,693,000
Phillip Barrett......     160,000           1.0              46.00         4/28/2019        --      12,168,271      42,154,400
Maria Cantwell.......     400,000           2.4              46.00         4/28/2019        --      30,420,678     105,385,999

---------------
(1) Options have a maximum term of 20 years measured from the date of grant, subject to earlier termination in the event of the optionee's cessation of service with the Company. Each option will become exercisable for 30% of the option shares upon the completion of 18 months of service measured from the optionee's date of hire, promotion or performance evaluation, as applicable. The remaining option shares vest at the rate of 10% at the end of each six-month period thereafter until fully vested.

(2) All options were granted at fair market value on the date of grant, based on the closing price for the Common Stock as reported on the Nasdaq National Market on the date of grant.

(3) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the SEC and are based on the assumption that the exercise price was the fair market value of the shares on the date of grant. There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the term of the option will be at the assumed 5% and 10% annual rates of compounded stock price appreciation or at any other defined level.

     OPTION EXERCISES. The following table shows information concerning stock options exercised by the Named Executive Officers during the Company's fiscal year ended December 31, 1999, including the aggregate value of any gains realized on such exercise. The table also shows information regarding the number and value of unexercised in-the-money options held by the Named Executive Officers at the end of that fiscal year.

   AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1999 AND FISCAL YEAR-END OPTION
                                     VALUES

                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                OPTIONS AT               IN-THE-MONEY OPTIONS
                           SHARES          VALUE            FISCAL YEAR END(#)         AT FISCAL YEAR-END($)(2)
                         ACQUIRED ON      REALIZED      ---------------------------   ---------------------------
         NAME            EXERCISE(#)       ($)(1)       EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
         ----            -----------   --------------   -----------   -------------   -----------   -------------
Robert Glaser..........          0       $       --             --            --      $        --    $        --
Thomas Frank...........          0               --             --       800,000               --     26,705,900
Paul Bialek............          0               --        180,000       620,000        9,722,700     25,517,500
Phillip Barrett........    150,000        6,884,875      1,298,000       352,000       77,648,196     12,852,624
Maria Cantwell.........     46,000        1,464,383        455,600       600,000       27,255,273     17,474,600

---------------
(1) Represents the aggregate fair market value on the respective dates of exercise of the shares of Common Stock received on exercise of the options, less the aggregate exercise price of the options.

(2) These values represent the number of shares subject to in-the-money options multiplied by the difference between the closing price of the Company's Common Stock on December 31, 1999 ($60.156 per share) and the exercise price of the options.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

  Compensation Philosophy

     The Compensation Committee of the Board of Directors (the "Committee") consists of two non-employee directors and the Company's Chief Executive Officer and Chairman of the Board. The Committee works with management to establish the general compensation policies and programs for the Company's executive officers, including the determination of salaries, the establishment of bonus programs and the granting of stock options. In establishing executive compensation, the Committee is guided by the following principles: (i) the total compensation for executive officers should be sufficiently competitive with the compensation paid by other high-growth companies in the software industry for officers in comparable positions so that the Company can attract and retain qualified executives; (ii) individual compensation should include components that reflect the financial performance of the Company and the performance of the individual;
(iii) each executive officer will have clear goals and accountability with regard to corporate performance; and (iv) pay incentives should be aligned with the long-term interests of the Company's shareholders.

     The Company's executive compensation program is designed to align executive compensation with the Company's business objectives and the executive's individual performance, and to enable the Company to attract, retain and reward executive officers who contribute, and are expected to continue to contribute, to the Company's long-term success. The Compensation Committee believes that executive compensation should be designed to motivate executives to increase shareholder value, and further believes that executive officers can best increase shareholder value by conceiving, developing and positioning the best products in the Company's chosen markets.

     Each executive officer's performance for the past fiscal year and objectives for the current year are reviewed, together with the executive officer's responsibility level and the Company's fiscal performance versus objectives and potential performance targets for the current year. When salaries, bonuses and stock option awards are established for executive officers, the following criteria are considered: (i) the individual's performance during the past year and recent quarters relative to budgeted targets; (ii) with respect to executive officers whose primary responsibilities are in the area of sales, the Company's financial performance during the past year and recent quarters; and (iii) the salaries of executive officers in similar positions of companies of comparable size in the same geographic region and other companies within the computer software industry. With respect to executive officers other than the Chief Executive Officer, the recommendations of the Chief Executive Officer are taken into consideration when executive compensation is determined. The method for determining compensation varies from case to case based on a discretionary and subjective determination of what is appropriate at the time.

     In the fiscal year ended December 31, 1999, the relationship between the Company's financial performance and executive compensation was primarily through long-term incentives consisting of stock options and short-term incentives consisting of bonuses. In addition, executives whose primary responsibilities are in the area of sales had a component of their cash compensation tied to the Company's revenues.

     The Company's Human Resources department obtains executive compensation data from salary surveys that reflect a peer group of other high technology companies, including high technology companies of similar sizes that are located in the same geographic region, and considers this data in establishing employment offers to and compensation increases for executive officers.

  Components of Compensation

     The key elements of the Company's executive compensation program are base salary, short-term (annual) incentive compensation and long-term incentive compensation in the form of stock option awards. These elements are addressed separately.

     Quantitative methods or mathematical formulas are not used exclusively in setting any element of compensation. In determining each component of compensation, all elements of an executive officer's total compensation package are considered, including insurance and other benefits.

     Base Salaries. Base salaries are determined for executive officers by reviewing the salaries for comparable positions in high-growth companies in the Company's industry and geographic region, the historical compensation levels of the Company's executives and the executive's individual performance in the preceding year. Base salaries are adjusted from time to time to recognize various levels of responsibility, individual performance and internal equity issues. Each executive officer's base salary is reviewed annually. The Company's Human Resources Department obtains executive salary data by utilizing the services of a consulting firm, which in turn utilizes various national and regional executive compensation surveys for evaluation.

     In addition, executive officers whose primary responsibilities are in the area of sales are entitled to receive commissions based primarily on the Company's revenues or a specific portion of revenues and performance-based management business incentives.

     Overall, executive salaries were increased in fiscal year 1999 at rates comparable to the increases provided in other high-growth companies in the software industry for executives in comparable positions.

     Short-Term Incentives. In 1999, the Company began providing executive officers with direct financial incentives in the form of annual cash bonuses to achieve corporate and individual performance goals.

     The Committee will establish annually the specific corporate and individual performance goals relating to each executive's bonus opportunity. For fiscal year 1999, performance was based on a variety of factors including operating performance relative to budgeted targets within the Company's approved operating plan and the Chief Executive Officer's evaluation of individual performance.

     Above average performance from each of the Company's executive officers was required to establish the eligibility of such executives for bonus awards in fiscal year 1999. The bonuses paid to the Company's executive officers in fiscal year 1999 ranged from 17% to 70% of the base salaries for the eligible executive officers.

     Long-Term Incentives. In keeping with the Company's philosophy of providing a total compensation package that includes at-risk components of pay, long-term incentives consisting of stock option grants comprise a component of an executive's total compensation package. These incentives are designed to motivate and reward executives for maximizing shareholder value and encourage the long-term employment of key employees.

     When stock options are granted to executive officers, the executives' levels of responsibility, prior experience, individual performance criteria, previous stock option grants and compensation practices at similar companies in the Company's industry are considered in evaluating total compensation. The size of stock option grants is generally intended to reflect an executive's position with the Company and his or her contributions to the Company, and as a result, the number of shares underlying stock option awards varies. Options generally have a five-year vesting period to encourage key employees to continue in the Company's employ. In 1999, options to purchase a total of 300,000 shares were granted to new executive officers and options to purchase a total of 1,420,000 shares were granted to existing executive officers as a group.

     Because all of the above grants were made at option prices equal to the fair market value of the Common Stock on the dates of grant, the stock options have value only if the stock price appreciates from the value on the date the options were granted. The use of stock options is intended to focus executives on the enhancement of shareholder value over the long-term and to encourage equity ownership in the Company.

  Other Executive Compensation

     Subject to certain restrictions, the Company provides programs to executive officers that are also available to other Company employees, including a 401(k) plan, an employee stock purchase plan permitting employees to purchase Company stock at a discount, a transportation subsidy, medical and dental benefits, and a Section 125 plan.

  Compensation of the Chief Executive Officer

     The Company's Chief Executive Officer, Mr. Glaser, does not participate in Committee discussions concerning, nor does he act as a Committee member with respect to, matters related to the compensation of the Chief Executive Officer. The compensation for the Company's Chief Executive Officer is determined on the same policies and criteria as the compensation for the other executive officers. The Committee recognizes that Mr. Glaser is the Company's founder and is also one of its largest shareholders. Because of his large share ownership, to date Mr. Glaser has not received any stock option grants.

     In fiscal year 1999 and consistent with the general procedures described above, Mr. Glaser's annualized base salary was increased to $200,000 to reflect the Company's outstanding performance, resulting in a base pay closer to the median base salary earnings for chief executive officers of other high-growth companies in the software industry.

  Policy With Respect to the $1 Million Deduction Limit

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally limits the federal corporate income tax deduction for compensation paid to executive officers named in the summary compensation table in the proxy statement of a public company to $1 million, unless the compensation is "performance-based compensation" or qualifies under certain other exceptions. The Committee intends to qualify executive compensation for deductibility under Section 162(m) to the extent consistent with the best interests of the Company. Since corporate objectives may not always be consistent with the requirements for full deductibility, it is conceivable that the Company may enter into compensation arrangements in the future under which payments are not deductible under Section 162(m); deductibility will not be the sole factor used by the Committee in ascertaining appropriate levels or modes of compensation.

  Conclusion

     The Committee believes these executive compensation policies and programs serve the interests of shareholders and the Company effectively. The various pay vehicles offered are appropriately balanced to provide increased motivation for executives to contribute to the Company's overall future success, thereby enhancing the value of the Company for the shareholders' benefit.

                                          The Compensation Committee
                                          of the Board of Directors

                                          James W. Breyer
                                          Robert Glaser
                                          Mitchell Kapor

COMPARATIVE PERFORMANCE GRAPH

     Set forth below is a graph comparing the cumulative total return to shareholders on the Company's Common Stock with the cumulative total return of the Nasdaq Composite Index and the Chase H&Q Technology Index for the period beginning on November 21, 1997 (the date of the Company's initial public offering), and ended on December 31, 1999.

  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG REALNETWORKS, INC. COMMON STOCK,
           NASDAQ COMPOSITE INDEX AND THE CHASE H&Q TECHNOLOGY INDEX

                              [PERFORMANCE GRAPH]

                                 NOVEMBER 21,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                     1997            1997            1998            1999
                                 ------------    ------------    ------------    ------------
RealNetworks, Inc..............      $100            $111            $287           $1,925
Nasdaq Composite Index.........       100              97             135              251
Chase H&Q Technology Index.....       100              93             145              325

     The total return on the Common Stock and each index assumes the value of each investment was $100 on November 21, 1997, and that all dividends were reinvested, although dividends have not been declared on the Common Stock. Return information is historical and not necessarily indicative of future performance.

           PROPOSAL 2 -- AMENDMENT OF THE COMPANY'S RESTATED ARTICLES
          OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES
           OF COMMON STOCK, TO DELETE CERTAIN PROVISIONS THAT ARE NOT
        APPLICABLE TO A PUBLIC COMPANY AND TO DELETE THE DESIGNATION OF
         SPECIAL NON-VOTING COMMON STOCK THAT IS NO LONGER OUTSTANDING

     On April 14, 2000, the Board of Directors of the Company adopted resolutions, subject to shareholder approval, proposing several amendments (the "Amendments") to the Company's Restated Articles of Incorporation, as amended (the "Articles of Incorporation"). These amendments would increase the number of authorized shares of Common Stock, delete certain provisions not applicable to a public company and delete the designation of special non-voting common stock that is no longer outstanding.

     The Company's Articles of Incorporation currently authorize the issuance of 300,000,000 shares of Common Stock and 60,000,000 shares of Preferred Stock. On April 14, 2000, the Board of Directors adopted resolutions, subject to shareholder approval, proposing that the Articles of Incorporation be amended to increase the authorized number of shares of Common Stock to 1,000,000,000 shares. As of April 3, 2000, the Company had approximately 154,433,190 shares of Common Stock outstanding, approximately 3,500 shares of Common Stock reserved for future issuance upon the exercise of outstanding warrants, and approximately 46,242,580 shares of Common Stock reserved for future issuance under the Company's stock benefit plans. Based on the foregoing, as of April 3, 2000, the Company had approximately 99,320,730 shares of Common Stock authorized under the Articles of Incorporation remaining available for other purposes.

     The Board of Directors has adopted resolutions setting forth a proposed amendment to Article 4.1 of the Articles of Incorporation to increase the number of authorized shares of Common Stock from 300,000,000 to 1,000,000,000 shares, declaring the advisability of such amendment, and calling for the submission of such amendment for approval by the Company's shareholders at the Annual Meeting. The text of Article 4.1, as it is proposed to be amended, is as follows:

          4.1 Authorized Capital. The aggregate number of shares of capital stock which this Corporation is authorized to issue shall be 1,060,000,000, divided into two classes as follows: One Billion (1,000,000,000) shares of common stock, $.001 par value per share (the "Common Stock"), and Sixty Million (60,000,000) shares of preferred stock, $.001 par value per share (the "Preferred Stock").

     The Board of Directors believes that it is in the Company's best interest to increase the number of authorized shares of Common Stock in order to give the Company additional flexibility to maintain a reasonable stock price with future stock splits and stock dividends. Since the Company's initial public offering in 1997, the Company has completed two 2-for-1 splits of the Common Stock. The current number of authorized shares of Common Stock that are not outstanding or reserved for issuance is not sufficient to enable the Company to implement stock splits in the future. In addition, the Company has acquired a number of companies as part of implementing its business strategy, and it intends to continue to acquire additional companies in the future. The Company has typically used shares of Common Stock as the primary means of paying for acquisitions, and expects to continue to do so in the future. The Board believes that the proposed increase in the number of authorized shares of Common Stock is desirable to maintain the Company's flexibility in choosing how to pay for acquisitions. The Board of Directors believes that it is in the best interests of the Company to have additional shares of Common Stock authorized at this time to alleviate the expense and delay of holding a special meeting of shareholders to authorize additional shares of Common Stock when the need arises.

     The Board of Directors also believes that the availability of additional shares of Common Stock will provide the Company with the flexibility to issue shares for a variety of other purposes that the Board may deem advisable without further shareholder approval unless required by applicable law or regulation. These purposes could include, among other things, the sale of stock to obtain additional capital, the purchase of property, the use of additional shares for various equity compensation and other employee benefit plans, and other bona fide corporate purposes. The Company could also use the additional shares of Common Stock to oppose a hostile takeover attempt or delay or prevent changes of control (whether by merger, tender offer, proxy contest or assumption of control by a holder of a large block of the Company's securities) or changes in or removal of management of the Company. For example, the issuance of shares of Common Stock in a public or private sale or similar transaction would increase the number of the Company's outstanding shares, thereby diluting the interest of a party seeking to take over the Company.

     The Board of Directors is not proposing the amendment to increase the Company's authorized shares of Common Stock in response to any effort to accumulate the Company's stock or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management. In addition, such amendment is not part of any plan by management to recommend a series of similar amendments to the Board of Directors and shareholders. Finally, the Board does not currently contemplate recommending the adoption of any other amendments to the Articles of Incorporation which could be construed to affect the ability of third parties to take over or change control of the Company.

     If the amendment to increase the Company's authorized shares of Commons Stock is approved, the Board of Directors would have the ability to cause the issuance of the additional authorized shares without further vote of the shareholders of the Company, except as may be required by regulatory bodies or The Nasdaq Stock Market.

     The additional Common Stock to be authorized by adoption of such amendment would have rights identical to the currently outstanding Common Stock of the Company, and the adoption of such proposed amendment and issuance of additional shares of Common Stock would not affect the rights of the holders of currently outstanding Common Stock, except for effects incidental to increasing the number of shares of Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. The holders of Common Stock do not presently have preemptive rights to subscribe for the additional shares of Common Stock proposed to be authorized. This means that current shareholders do not have a prior right to purchase any new issue of Common Stock of the Company in order to maintain their proportionate ownership interest. The proposed amendment would not change the par value of the Common Stock. If this amendment is adopted, it will become effective upon the filing of Articles of Amendment to the Articles of Incorporation with the Secretary of State of Washington.

     The resolutions adopted by the Board of Directors of the Company, subject to shareholder approval, proposing that the Articles of Incorporation be amended to increase the authorized Common Stock, also include proposed amendments to delete provisions that are not applicable to a public company and to delete the designation of special non-voting common stock because none of such shares of special common stock remain outstanding.

     Section 4.10 of the Articles of Incorporation as currently in effect enables the shareholders of the Company to take action by written consent of less than all of the shareholders. However, the Washington Business Corporation Act provides that shareholders of a public company may act by written consent only if such written consent is unanimous. As a result, Section 4.10 of the Articles of Incorporation has no effect under Washington law. The resolutions adopted by the Board of Directors propose to amend the Company's Articles of Incorporation by deleting Section 4.10.

     Two provisions of the Articles of Incorporation require that, subsequent to the date of the Company's initial public offering, special meetings of shareholders of the Company may be called only by certain parties and that a majority shareholder vote is required to approve certain extraordinary transactions. The resolutions adopted by the Board of Directors propose to amend the Articles of Incorporation by deleting the references to these provisions becoming effective only upon the Company's initial public offering because the Company has already completed its initial public offering. After the approval of this amendment, the Articles of Incorporation would simply state that the provisions are effective. Since the provisions became effective upon the Company's initial public offering in November 1997, this amendment would not change the operative effect of the provisions.

     Section 4.2 of the Articles of Incorporation provides for the designation of a special series of non-voting "Special Common Stock." The Special Common Stock was created in connection with a strategic investment by Microsoft Corporation in the Company in 1997, to limit Microsoft's voting power. The designation of Special Common Stock also provided that upon transfer of the Special Common Stock by Microsoft, the Special Common Stock would become ordinary Common Stock. All of the shares of Special Common Stock have been transferred and converted into ordinary Common Stock, and no shares of Special Common Stock remain outstanding. The resolutions adopted by the Board of Directors propose to amend the Company's Articles of Incorporation by deleting
Section 4.2.

     The Articles of Amendment that will effect the Amendments to the Articles of Incorporation are set forth in Appendix B to this Proxy Statement.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENTS TO THE COMPANY'S RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, TO DELETE CERTAIN PROVISIONS NOT APPLICABLE TO A PUBLIC COMPANY AND TO DELETE A DESIGNATION OF A SERIES OF SPECIAL COMMON STOCK THAT IS NO LONGER OUTSTANDING.

               PROPOSAL 3 -- APPROVAL OF THE AMENDED AND RESTATED
                             1996 STOCK OPTION PLAN

     Shareholders are being asked to approve the amended and restated 1996 Stock Option Plan (the "1996 Plan") so that the Company can continue to use the 1996 Plan to achieve its purposes and so that the Company can continue to receive a federal income tax deduction for compensation paid under the 1996 Plan. The 1996 Plan was originally adopted by the Board of Directors in February 1996, and was approved by the Company's shareholders in September 1997. The only significant change made by the amended and restated 1996 Plan is to make an additional 15,000,000 shares of Common Stock available for issuance under the 1996 Plan. The 1996 Plan has not been changed in any other significant way. If shareholders approve the amended and restated 1996 Plan, it will replace the prior version of the 1996 Plan.

     The 1996 Plan provides for the grant of incentive and nonqualified options to purchase up to an aggregate of 45,200,000 shares of Common Stock to employees, officers, directors, consultants and independent contractors of the Company or any of its affiliates (the "Initial Option Amount"). The Initial Option Amount can be increased to up to 48,384,748 shares after taking into account 3,184,748 shares of Common Stock subject to options outstanding under the 1995 Plan on April 3, 2000, to the extent that such options terminate without having been exercised in full. The purpose of the 1996 Plan is to promote the Company's success by aligning employee financial interests with long-term shareholder value. The Board believes that the number of shares remaining available for issuance will be insufficient to achieve the purpose of the 1996 Plan over the term of such plan unless the additional shares are authorized. A copy of the proposed 1996 Plan, as amended, may be obtained upon written request to the Company's Investor Relations Department at the address listed on the Notice of Annual Meeting of Shareholders. A copy of the 1996 Plan (without the proposed amendment) is attached as Appendix A to this Proxy Statement.

                          DESCRIPTION OF THE 1996 PLAN

     The following is a summary of the principal provisions of the 1996 Plan, and is subject to and qualified by reference to the 1996 Plan.

     Purpose. The purpose of the 1996 Plan is to enhance the long-term profitability and shareholder value of the Company by offering an opportunity to invest in the capital stock of the Company to those employees, officers, consultants and agents of the Company and its subsidiaries who are key to the growth and success of the Company, to encourage them to continue to provide services to the Company and its subsidiaries and to encourage them to acquire and maintain stock ownership in the Company.

     Administration. The 1996 Plan is administered by a committee or committees of the Board of Directors (the "Administrative Committee"). All members of the Administrative Committee serve at the discretion of the Board of Directors. The Administrative Committee is authorized to administer and interpret the 1996 Plan, subject to its express provisions, and to make all determinations necessary or advisable for the administration of the 1996 Plan.

     The 1996 Plan provides that the Board of Directors may delegate to an Executive Officer (as defined in the 1996 Plan) the authority to determine from time to time the eligible participants to whom Options are to be granted, the number of shares of Common Stock for which Options are exercisable and the purchase price of such shares, and all other terms and conditions of the Options; provided, however, that (i) the authority delegated to such Executive Officer shall not exceed that of the Administrative Committee with respect to the 1996 Plan, (ii) the Executive Officer may not be delegated authority to grant Options to executive officers or directors of the Company, (iii) the purchase price of each share of Common Stock under an Option may not be less than the fair market value of such share on the date of grant of the Option, and
(iv) the Executive Officer shall promptly provide a report to the Administrative Committee of each person to whom an Option has been granted and the material terms and conditions of the Option.

     Shares Subject to the 1996 Plan. The number of shares of Common Stock subject to the 1996 Plan as of April 3, 2000 (assuming the increase of 15,000,000 shares and including the number of shares that become available for issuance under the Company's 1995 Stock Option Plan (the "1995 Plan")) was 63,384,748,
except that any shares of Common Stock that, subsequent to April 3, 2000, become available for issuance under the 1995 Plan in accordance with its terms as in effect on such date and that are not issued under the 1995 Plan shall be added to the aggregate number of shares available for issuance under the 1996 Plan. Any unpurchased shares of Common Stock subject to stock options ("Options") granted under the 1996 Plan that expire or terminate without shares of Common Stock having been issued in connection therewith may be used for subsequent grants under the 1996 Plan. As of April 3, 2000, 36,451,850 shares of Common Stock were issuable pursuant to stock options outstanding under the 1996 Plan and 3,184,748 shares of Common Stock were available for grant.

     Limitations. Subject to adjustment from time to time, not more than One Million (1,000,000) shares of Common Stock may be made subject to Options in any one fiscal year under the 1996 Plan to any individual participant in the aggregate of the Company, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code.

     Persons Who May Participate. Options may be granted under the 1996 Plan to those officers, directors, employees and consultants of the Company and its subsidiaries as the Administrative Committee from time to time selects; provided, however, that incentive stock options may only be granted to employees.

     Types of Options. Options granted under the 1996 Plan may be incentive stock options ("ISOs") that are intended to meet all of the requirements of an "Incentive Stock Option" as defined in Section 422 of the Code or nonqualified stock options ("NSOs"). Each Option granted under the 1996 Plan must be evidenced by an agreement (an "Agreement") duly executed on behalf of the Company. Each Agreement will comply with and be subject to the terms and conditions of the 1996 Plan. Any Agreement may contain such other terms, provisions and conditions not inconsistent with the 1996 Plan as may be determined by the Administrative Committee.

     Terms and Conditions of Options. The price at which shares may be purchased upon exercise of an Option shall be fixed by the Administrative Committee and may be more than, less than or equal to the Fair Market Value of the Common Stock as of the date the Option is granted; provided, however, that the purchase price of an ISO shall be (a) at least 110% of the Fair Market Value as of the date of the grant of the Common Stock subject thereto, if the ISO is being granted to a shareholder who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company, and (b) at least 100% of the Fair Market Value as of the date of grant of the Common Stock subject thereto, if the ISO is being granted to any other person. For purposes of the 1996 Plan, "Fair Market Value" means the last sale price of the Common Stock as reported by the Nasdaq National Market for a single trading day. As of April 3, 2000, the closing market price for the Company's Common Stock as reported by the Nasdaq National Market was $51.438 per share. The method or methods of payment of the purchase price for the shares to be purchased upon exercise of an Option shall be determined by the Administrative Committee and may consist of (i) cash, (ii) check, (iii) promissory note, (iv) whole shares of Common Stock already owned by the Option holder, (v) the withholding of shares of Common Stock issuable upon exercise of the Option, (vi) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, (vii) any combination of the foregoing methods of payment, or (viii) such other consideration and method of payment as may be permitted for the issuance of shares under applicable securities and other laws. The permitted methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the Option Agreement evidencing the Option and may be subject to such conditions as the Administrative Committee deems appropriate. The optionee must pay to the Company applicable withholding taxes upon exercise of the Option as a condition to receiving the stock certificates. The Option term and vesting schedule, if any, will be fixed by the Administrative Committee. Options generally will be exercisable for one year after termination of services as a result of disability or death and for three months after all other terminations. An Option will not be exercisable if the optionee's services are terminated for "cause", as defined in the 1996 Plan.

     Amendment. Prior to February 16, 2006, the Administrative Committee may from time to time suspend or discontinue the 1996 Plan, or modify or amend the 1996 Plan in such respects as it shall deem advisable;

provided, however, that any such modification or amendment shall comply with all applicable laws and stock exchange listing requirements, and when required by law, any such modification or amendment shall be subject to approval by the Company's shareholders. No termination, modification or amendment of the 1996 Plan may adversely affect the rights of the holder of an outstanding Option in any material way unless the holder of the Option consents thereto. With the consent of the holder of an Option, and subject to the terms and conditions of the 1996 Plan, the Administrative Committee may amend outstanding Option Agreements with any Option holder, including, without limitation, any amendment that would (i) accelerate the time or times at which the Option may be exercised, and/or (ii) extend the scheduled expiration date of the Option.

     Adjustments. If the Company subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock dividend, stock split, reclassification or otherwise) or combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock (by reverse stock split, reclassification or otherwise), or if the Administrative Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the 1996 Plan, the Administrative Committee shall, in its sole discretion and in such manner as it may deem equitable and appropriate, make adjustments to any or all of (a) the number and kind of shares with respect to which Options may thereafter be granted under the 1996 Plan; (b) the number and kind of shares subject to outstanding Options; and (c) the purchase price under outstanding Options.

     Nontransferability. Unless the Administrative Committee determines otherwise at the time an Option is granted, an Option shall not be transferable other than by will or the laws of descent and distribution. Options may be exercised during the lifetime of the Option holder only by such Option holder (or his or her court appointed legal representative). After an Option is granted, the Administrative Committee may release in whole or in part these restrictions on transferability at any time by giving written notice to the Option holder.

     Acceleration. Each outstanding Option under the 1996 Plan shall become exercisable in full in respect of the aggregate number of shares covered thereby, notwithstanding any contrary vesting schedule in the Option Agreement evidencing the Option (except to the extent the Option Agreement expressly provides otherwise), in the event of (a) any merger, consolidation or binding share exchange pursuant to which shares of Common Stock are changed or converted into or exchanged for cash, securities or other property, other than any such transaction in which the persons who hold Common Stock immediately prior to the transaction have immediately following the transaction the same proportionate ownership of the common stock of, and the same voting power with respect to, the surviving corporation; (b) any merger, consolidation or binding share exchange in which the persons who hold Common Stock immediately prior to the transaction have immediately following the transaction less than a majority of the combined voting power of the outstanding capital stock of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors; (c) any liquidation or dissolution of the Company;
(d) any sale, lease, exchange or other transfer not in the ordinary course of business (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or (e) any transaction (or series of related transactions), consummated without the approval or recommendation of the Board, in which (i) any person, corporation or other entity (excluding the Company and any employee benefit plan sponsored by the Company) purchases any Common Stock (or securities convertible into Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, or (ii) any person, corporation or other entity (excluding the Company and any employee benefit plan sponsored by the Company) becomes the direct or indirect beneficial owner of securities of the Company representing fifty percent (50%) or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors.

     Federal Tax Consequences. The following is a summary of the general federal income tax consequences to U.S. taxpayers and the Company of Options granted under the 1996 Plan. Tax consequences for any particular individual may be different.

     NSOs. No income will be recognized by an Option recipient upon the grant of an NSO. On the exercise of an NSO, the optionee will generally have ordinary income in an amount equal to the excess of the fair market value of the shares acquired over the exercise price. The income recognized by an optionee who is also an employee of the Company will be subject to tax withholding. Upon a later sale of such shares, the optionee will have short-term or long-term capital gain or loss, as the case may be, in an amount equal to the difference between the amount realized on such sale and the tax basis of the shares sold.

     ISOs. No income will be recognized by an Option recipient upon the grant of an ISO. Also, the optionee will recognize no income at the time of exercise (although the optionee will have income for alternative minimum income tax purposes at that time as if the option were an NSO). If the acquired shares are sold or exchanged after the later of (a) one year from the date of exercise of the options and (b) two years from the date of grant of the option, the difference between the amount realized by the optionee on that sale or exchange and the option price will be taxed to the optionee as a long-term capital gain or loss. If the shares are disposed of before such holding period requirements are satisfied, then the optionee will have ordinary income in the year of disposition equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the Option exercise or the sale of the stock and the optionee will have capital gain or loss, long-term or short-term, as the case may be, in an amount equal to the difference between (i) the amount realized by the optionee upon that disposition of the shares and (ii) the option price paid by the optionee increased by the amount of ordinary income, if any, so recognized by the optionee.

     The Company generally will receive a tax deduction for any ordinary income recognized by a holder of an Option (for example, the exercise of an NSO). Special rules limit the deductibility of compensation paid to the Named Executive Officers. Under section 162(m) of the Internal Revenue Code, the annual compensation paid to each of these executives may not be deductible to the extent that it exceeds $1 million. However, the Company is able to preserve the deductibility of compensation over $1 million if the conditions of section 162(m) are met. These conditions include shareholder approval of the 1996 Plan and setting limits on the number of Options that any individual may receive. The 1996 Plan has been designed to permit the Administrative Committee to grant Options that qualify as performance-based for purposes of satisfying the conditions of section 162(m), assuming that shareholders approve the 1996 Plan at the Annual Meeting.

     As of the date of this proxy statement, there has been no determination by the Administrative Committee with respect to future awards under the 1996 Plan. Accordingly, future awards are not determinable. The table of "Option Grants in 1999" under "Compensation and Benefits -- Option Grants" provides information with respect to the grant of options to the Named Executive Officers during fiscal 1999. Information regarding options granted to non-employee Directors during fiscal 1999 is set forth under the heading "Board of Directors -- Compensation of Directors." During fiscal 1999, all current executive officers as a group and all other employees as a group were granted options to purchase 1,720,000 shares and 15,037,478 shares, respectively, pursuant to the 1996 Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE AMENDED AND RESTATED 1996 STOCK OPTION PLAN.

               PROPOSAL 4 -- APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors, acting upon the recommendation of the Audit Committee of the Board, has appointed the firm of KPMG LLP as independent auditors for the Company's fiscal year ending December 31, 2000. This firm has audited the accounts of the Company since 1994. The firm performed audit services in connection with the examination of the consolidated financial statements of the Company for its fiscal year ended December 31, 1999. In addition, the firm has rendered other services, including the review of financial statements and related information in various registration statements and filings with the SEC.

     If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the Board of Directors will reconsider the appointment. Representatives of KPMG LLP are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP.

OTHER BUSINESS

     The Board of Directors does not intend to bring any other business before the meeting, and, so far as is known to the Board, no matters are to be brought before the meeting except as specified in the Notice of Annual Meeting of Shareholders. However, as to any other business which may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

     IT IS IMPORTANT THAT PROXIES ARE RETURNED PROMPTLY AND THAT YOUR SHARES ARE REPRESENTED. SHAREHOLDERS ARE URGED TO MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ KELLY JO MACARTHUR
                                          Kelly Jo MacArthur
                                          Senior Vice President, General Counsel
                                          and Secretary

May 5, 2000
Seattle, Washington

               A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K
           FOR THE 1999 FISCAL YEAR, AS FILED WITH THE SECURITIES AND
                EXCHANGE COMMISSION, IS AVAILABLE WITHOUT CHARGE
                  TO ANY SHAREHOLDER UPON WRITTEN REQUEST TO:

                         INVESTOR RELATIONS DEPARTMENT
                               REALNETWORKS, INC.
                        2601 ELLIOTT AVENUE, SUITE 1000
                           SEATTLE, WASHINGTON 98121

                                   APPENDIX A

                   REALNETWORKS, INC. 1996 STOCK OPTION PLAN,
                            AS AMENDED AND RESTATED

                                       1

                           PURPOSE AND EFFECTIVENESS

     1.1 Purpose. The purpose of the 1996 Stock Option Plan (the "Plan") is to provide a method by which selected individuals rendering services to RealNetworks, Inc., a Washington corporation (the "Company"), may be offered an opportunity to invest in capital stock of the Company, thereby increasing their personal interest in the growth and success of the Company. The Plan is also intended to aid in attracting persons of exceptional ability to become officers and employees of the Company.

     1.2 Effective Date; Shareholder Approval. The Plan shall be effective at the time specified in the resolutions of the Board adopting the Plan (the "Effective Date"). The Plan shall be subject to the requirement of RCW 21.20.310(10) that the Administrator of Securities of the Department of Financial Institutions of the State of Washington be provided with notification of the adoption of the Plan. No Option shall be granted hereunder until this notification requirement has been satisfied. The issuance of Incentive Stock Options shall be subject to approval of the Plan by holders of shares of Common Stock constituting at least a majority of the shares of Common Stock represented in person or by proxy at the meeting at which the approval is sought. If this shareholder approval requirement is not satisfied within twelve (12) months after the Effective Date, all Incentive Stock Options issued under the Plan shall automatically become Nonqualified Stock Options.

     1.3 Acquired Company Awards. Notwithstanding anything in the Plan to the contrary, the Administrative Committee may grant Options under the Plan in substitution for options issued under other plans, or assume under the Plan options issued under other plans, if the other plans are or were plans of other acquired entities ("Acquired Entities") (or the parent of the Acquired Entity) and the new Option is substituted, or the old option is assumed, by reason of a merger, consolidation, acquisition of property or of stock, reorganization or liquidation (the "Acquisition Transaction"). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding options of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Administrative Committee without any further action by the Administrative Committee, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Holders.

                                       2

                                  DEFINITIONS

     2.1 Certain Defined Terms. Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural):

     "Administrative Committee" is defined in Section 3.1.

     "Affiliate" of the Company means any corporation, partnership, or other business association that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

     "Approved Transaction" means (a) any merger, consolidation or binding share exchange pursuant to which shares of Common Stock are changed or converted into or exchanged for cash, securities or other property, other than any such transaction in which the persons who hold Common Stock immediately prior to the transaction have immediately following the transaction the same proportionate ownership of the common stock of, and the same voting power with respect to, the surviving corporation; (b) any merger, consolidation or binding share exchange in which the persons who hold Common Stock immediately prior to the transaction have immediately following the transaction less than a majority of the combined voting power of the outstanding capital stock of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors; (c) any liquidation or dissolution of the Company; and (d) any sale, lease, exchange or other transfer not in the ordinary course of business (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific section of the Code shall include any successor section.

     "Common Stock" means the Common Stock, par value $.001 per share, of the Company.

     "Company" means RealNetworks, Inc., a Washington corporation.

     "Control Purchase" means any transaction (or series of related transactions), consummated without the approval or recommendation of the Board, in which (a) any person, corporation or other entity (including any "person" as defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act, but excluding the Company and any employee benefit plan sponsored by the Company) purchases any Common Stock (or securities convertible into Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer; or (b) any person, corporation or other entity (including any "person" as defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act, but excluding the Company and any employee benefit plan sponsored by the Company) becomes the "beneficial owner" (as that term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) under the Exchange Act in the case of rights to acquire the Company's securities).

     "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

     "Disinterested Person" is defined in Section 3.2(b).

     "Effective Date" is defined in Section 1.2.

     "Eligible Person" is defined in Section 5.

     "Equity Securities" has the meaning given that term in Rule 3a11-1 promulgated under the Exchange Act, as amended from time to time, or any successor rule thereto.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific section of the Exchange Act shall include any successor section.

     "Executive Officer" means any employee of the company who is an "officer" within the meaning of Rule 16a-1(f) of the Exchange Act, as amended from time to time, or any successor rule thereto.

     "Fair Market Value" on any day means, if the Common Stock is publicly traded, the last sales price (or, if no last sales price is reported, the average of the high bid and low asked prices) for a share of Common Stock on that day (or, if that day is not a trading day, on the next preceding trading day), as reported by the principal exchange on which the Common Stock is listed, or, if the Common Stock is publicly traded but not listed on an exchange, as reported by The Nasdaq Stock Market, or, if such prices or quotations are not reported by The Nasdaq Stock Market, as reported by any other available source of prices or quotations selected by the Administrative Committee. If the Common Stock is not publicly traded, or if the Fair Market Value is not determinable by any of the foregoing means, the Fair Market Value on any day shall be determined in good faith by the Administrative Committee on the basis of such considerations as the Administrative Committee deems appropriate.

     "Holder" means an Eligible Person who has received an Option under this Plan or, if rights continue under the Option following the death of the Eligible Person, the person who succeeds to those rights by will or by the laws of descent and distribution.

     "Incentive Stock Option" means an Option that is an incentive stock option within the meaning of Section 422 of the Code.

     "Nonqualified Stock Option" means an Option that is designated as a nonqualified stock option.

     "Option" means an option with respect to shares of Common Stock awarded pursuant to Article 6.

     "Option Agreement" is defined in Section 6.5.

     "Plan" is defined in Section 1.1.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific section of the Securities Act shall include any successor section.

     "10% Shareholder" means a person who owns (or is considered as owning within the meaning of Section 424 of the Code) stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company.

                                       3

                                 ADMINISTRATION

     3.1 Administrative Committee. The Plan shall be administered by the Board unless the Board, either voluntarily or as required by Section 3.2 below, appoints a separate committee of the Board to administer the Plan (the Board, or such committee, if it is administering the Plan, will be referred to in the Plan as the "Administrative Committee"). The Administrative Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of that quorum. Any determination reduced to writing and signed by all of the members of the Administrative Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

     3.2 Appointment of Administrative Committee. The Board may appoint a committee consisting of two or more of its members to administer the Plan. Once appointed, the committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the committee and appoint additional members, remove members (with or without cause) and appoint new members in their place, fill vacancies however caused, and/or remove all members of the committee and thereafter directly administer the Plan.

     3.3 Powers; Regulations. The Administrative Committee shall have full power and authority, subject only to the express provisions of the Plan (a) to designate the Eligible Persons to whom Options are to be granted under the Plan;
(b) to determine the number of shares subject to, and all of the other terms and conditions (which need not be identical) of, all Options so granted; (c) to interpret the provisions of the Plan and the Option Agreements evidencing the Options so granted; (d) to correct any defect, supply any information and reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the Plan; (e) to supervise the administration of the Plan; and (f) to take such other actions in connection with or in relation to the Plan as it deems necessary or advisable. The Administrative Committee is authorized to establish, amend and rescind such rules and regulations not inconsistent with the terms and conditions of the Plan as it deems necessary or advisable for the proper administration of the Plan. In making determinations hereunder, the Administrative Committee may give such consideration to the recommendations of management of the Company as the Administrative Committee deems desirable.

     3.4 Limits on Authority. Exercise by the Administrative Committee of its authority under the Plan shall be consistent (a) with the intent that all Incentive Stock Options issued under the Plan be qualified under the terms of
Section 422 of the Code (including any amendments thereto and any similar successor provision), and (b) if the Company registers any class of Equity Security pursuant to Section 12 of the Exchange Act, with the intent that the Plan be administered in a manner so that, to the extent possible, the grant of Options and all other transactions with respect to the Plan, to Options and to any Common Stock acquired upon exercise of Options, shall be exempt from the operation of Section 16(b) of the Exchange Act.

     3.5 Exercise of Authority. Each action and determination made or taken pursuant to the Plan by the Administrative Committee, including but not limited to any interpretation or construction of the Plan and the Option Agreements, shall be final and conclusive for all purposes and upon all persons. No member of the Administrative Committee shall be liable for any action or determination made or taken by the member or the Administrative Committee in good faith with respect to the Plan.

                                       4

                           SHARES SUBJECT TO THE PLAN

     4.1 Number of Shares. Subject to the provisions of this Article 4, the maximum number of shares of Common Stock with respect to which Options may be granted during the term of the Plan shall be the sum of (a) 11,300,000, plus (b) an additional 1,045,436 shares of Common Stock previously reserved for issuance pursuant to Section 4.1 of the Company's 1995 Stock Option Plan (the "1995 Plan"), plus (c) any of the 1,269,123 shares of Common Stock subject to options currently outstanding under the 1995 Plan to the extent the options terminate without having been exercised in full. Shares of Common Stock will be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company. If any Option terminates for any reason without having been exercised in full, the shares of Common Stock subject to the Option for which it has not been exercised shall again be available for purposes of the Plan.

     4.2 Adjustments. If the Company subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock dividend, stock split, reclassification or otherwise) or combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock (by reverse stock split, reclassification or otherwise), or if the Administrative Committee determines, in its sole discretion, that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock, or other similar corporate event (including a merger or consolidation other than one that constitutes an Approved Transaction) affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, then the Administrative Committee shall, in its sole discretion and in such manner as the Administrative Committee may deem equitable and appropriate, make adjustments to any or all of (a) the number and kind of shares with respect to which Options may thereafter be granted under this Plan; (b) the number and kind of shares subject to outstanding Options, and (c) the purchase price under outstanding Options; provided, however, that the number of shares subject to an Option shall always be a whole number. The Administrative Committee may, if deemed appropriate, provide for a cash payment to any Holder of an Option in connection with any adjustment made pursuant to this Section 4.2.

                                       5

                                  ELIGIBILITY

     The persons eligible to participate in the Plan and to receive Options under the Plan ("Eligible Persons") shall be (a) employees (including officers and directors who are also employees) of the Company or any of its Affiliates, and (b) consultants (and directors who are not employees) rendering services to the Company or any of its Affiliates in the capacity of independent contractors. Options may be granted to Eligible Persons even if they hold or have held Options under this Plan or options or similar awards under any other plan of the Company or any of its Affiliates.

                                 STOCK OPTIONS

     6.1 Grant of Options. Subject to the limitations of the Plan, the Administrative Committee shall designate from time to time each Eligible Person who is to be granted an Option, the time when the Option shall be granted, the number of shares subject to the Option, whether the Option is to be an Incentive Stock Option or a Nonqualified Stock Option and, subject to Section 6.2, the purchase price of the shares of Common Stock subject to the Option; provided, however, that Incentive Stock Options may only be granted to Eligible Persons who are employees of the Company or an Affiliate that constitutes a "parent corporation" or a "subsidiary corporation" within the meaning of Section 424 of the Code. Each Option granted under this Plan shall also be subject to such other terms and conditions not inconsistent with this Plan as the Administrative Committee, in its sole discretion, determines. Subject to the limitations of the Plan, the same Eligible Person may receive Incentive Stock Options and Nonqualified Stock Options at the same time and pursuant to the same Option Agreement, provided that Incentive Stock Options and Nonqualified Stock Options are clearly designated as such.

     6.2 Purchase Price. The price at which shares may be purchased upon exercise of an Option shall be fixed by the Administrative Committee and may be more than, less than or equal to the Fair Market Value of the Common Stock as of the date the Option is granted; provided, however, that the purchase price of an Incentive Stock Option shall be (a) at least 110% of the Fair Market Value as of the date of grant of the Common Stock subject thereto, if the Incentive Stock Option is being granted to a 10% Shareholder, and (b) at least 100% of the Fair Market Value as of the date of grant of the Common Stock subject thereto, if the Incentive Stock Option is being granted to any other Eligible Person.

     6.3  Limitations on Grants.

     (a) Annual Limitation on Grants of Incentive Stock Options. The aggregate Fair Market Value of the shares of Common Stock with respect to which, during any calendar year, one or more Incentive Stock Options under this Plan (and/or one or more options under any other plan maintained by the Company or any of its Affiliates for the granting of options intended to qualify under Section 422 of the Code) become exercisable for the first time by a Holder shall not exceed $100,000 (said value to be determined as of the respective dates on which the options are granted to the Holder). If (i) a Holder holds one or more Incentive Stock Options under this Plan (and/or one or more options under any other plan maintained by the Company or any of its Affiliates for the granting of options intended to qualify under Section 422 of the Code), and (ii) the aggregate Fair Market Value of the shares of Common Stock with respect to which, during any calendar year, such options become exercisable for the first time exceeds $100,000 (said value to be determined as provided above), then such option or options are intended to qualify under Section 422 of the Code with respect to the maximum number of such shares as can, in light of the foregoing limitation, be so qualified, with the shares so qualified to be the shares subject to the option or options earliest granted to the Holder. If an Option that would otherwise qualify as an Incentive Stock Option becomes exercisable for the first time in any calendar year for shares of Common Stock that would cause such aggregate Fair Market Value to exceed $100,000, then the portion of the Option in respect of such shares shall be deemed to be a Nonqualified Stock Option.

     (b) Annual Limitation on Grants Following Exchange Act Registration. If the Company registers any class of any Equity Security pursuant to Section 12 of the Exchange Act, then, from the effective date of the registration until six (6) months after the termination of the registration, the number of shares subject to one or more Options granted during any calendar year to an Eligible Person shall not exceed one million (1,000,000).

     6.4 Term of Options. Subject to the provisions of the Plan with respect to termination of Options upon death, Disability or termination of services, the term of each Option shall be for such period as the Administrative Committee shall determine, but not more than (a) five (5) years from the date of grant in the case of Incentive Stock Options held by 10% Shareholders; (b) ten (10) years from the date of grant in the case of Incentive Stock Options held by persons other than 10% Shareholders; and (c) twenty (20) years from the date of grant in the case of all other Options, provided, however, that the term for a Nonqualified Stock Option granted more than one (1) year following the Effective Date shall be ten (10) years unless otherwise determined by the Administrative Committee.

     6.5 Option Agreement. Each Option granted under the Plan shall be evidenced by an agreement (the "Option Agreement") which shall designate the Option as an Incentive Stock Option or a Nonqualified Stock Option and contain such terms and provisions not inconsistent with the provisions of the Plan as the Administrative Committee from time to time approves. Each grantee of an Option shall be notified promptly of the grant, an Option Agreement shall be executed and delivered by the Company to the grantee within sixty (60) days after the date the Administrative Committee approves the grant, and, in the discretion of the Administrative Committee, the grant shall terminate if the Option Agreement is not signed by the grantee (or his or her attorney) and delivered to the Company within sixty (60) days after it is delivered to the grantee. An Option Agreement may contain (but shall not be required to contain) such provisions as the Administrative Committee deems appropriate to insure that the penalty provisions of Section 4999 of the Code will not apply to any stock received by the Holder from the Company. An Option Agreement may be modified from time to time pursuant to Section 7.6(b).

     6.6 Exercise of Options. An Option granted under the Plan shall become and remain exercisable during the term of the Option to the extent provided in the Option Agreement evidencing the Option and in this Plan and, unless the Option Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, that subsequent to the grant of an Option, the Administrative Committee, at any time before complete termination of the Option, may accelerate the time or times at which the Option may be exercised in whole or in part (without reducing the term of the Option). If an Option is scheduled to become exercisable on one or more dates specified in its Option Agreement, and its Holder has a leave of absence without pay, such date or dates shall be postponed for a period equal to the duration of the leave unless the Administrative Committee determines otherwise.

     6.7  Manner of Exercise.

     (a) Form of Payment. An Option shall be exercised by written notice to the Company upon such terms and conditions as the Option Agreement evidencing the Option may provide and in accordance with such other procedures for the exercise of Options as the Administrative Committee may establish from time to time. The method or methods of payment of the purchase price for the shares to be purchased upon exercise of an Option and of any amounts required by Section 7.8 shall be determined by the Administrative Committee and may consist of (i) cash,
(ii) check, (iii) promissory note, (iv) whole shares of Common Stock already owned by the Holder, (v) the withholding of shares of Common Stock issuable upon exercise of the Option, (vi) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, (vii) any combination of the foregoing methods of payment, or (viii) such other consideration and method of payment as may be permitted for the issuance of shares under applicable securities and other laws. The permitted methods or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the Option Agreement evidencing the Option and may be subject to such conditions as the Administrative Committee deems appropriate. Without limiting the generality of the foregoing, if a Holder is permitted to elect to have shares of Common Stock issuable upon exercise of an Option withheld to pay all or any part of the amounts payable in connection with the exercise, then the Administrative Committee shall have the sole discretion to approve or disapprove the election, which approval or disapproval shall be given after the election is made.

     (b) Value of Shares. Shares of Common Stock delivered in payment of all or any part of the amounts payable in connection with the exercise of an Option, and shares of Common Stock withheld for the payment, shall be valued for such purpose at their Fair Market Value as of the exercise date.

     (c) Issuance of Shares. The Company shall effect the issuance of the shares of Common Stock purchased under the Option as soon as practicable after the exercise thereof and payment in full of the purchase price therefor and of any amounts required by Section 7.8, and within a reasonable time thereafter the issuance shall be evidenced on the books of the Company. Following the exercise of an Incentive Stock

Option, the Administrative Committee shall cause the information statement required by Section 6039 of the Code to be furnished to the Holder within the time and in the manner prescribed by law.

     6.8 Legends. Each certificate representing shares of Common Stock issued under the Plan upon exercise of an Option shall, unless the Administrative Committee otherwise determines, contain on its face the notice "SEE TRANSFER RESTRICTIONS ON REVERSE" and on its reverse a legend in form substantially as follows, together with any other legends that are required by the terms and conditions of the Plan or that the Administrative Committee in its discretion deems necessary or appropriate:

                    NOTICE: TRANSFER AND OTHER RESTRICTIONS

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF EXCEPT UPON SATISFACTION OF CERTAIN CONDITIONS. INFORMATION CONCERNING THESE RESTRICTIONS MAY BE OBTAINED FROM THE CORPORATION. ANY OFFER OR DISPOSITION OF THESE SECURITIES WITHOUT SATISFACTION OF SAID CONDITIONS WILL BE WRONGFUL AND WILL NOT ENTITLE THE TRANSFEREE TO REGISTER OWNERSHIP OF THE SECURITIES WITH THE CORPORATION.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO RESTRICTIONS ON TRANSFER, AND MAY BE SUBJECT TO REPURCHASE BY THE CORPORATION OR ONE OR MORE OF ITS SHAREHOLDERS PURSUANT TO THE PROVISIONS OF THE CORPORATION'S 1996 STOCK OPTION PLAN AND/OR AN AGREEMENT BETWEEN THE HOLDER AND THE CORPORATION AND/OR AN AGREEMENT AMONG THE CORPORATION AND ITS SHAREHOLDERS. INFORMATION CONCERNING THESE RESTRICTIONS MAY BE OBTAINED FROM THE CORPORATION.

     The Company may cause the transfer agent for the Common Stock to place a stop transfer order with respect to such shares.

     6.9 Nontransferability. Unless the Administrative Committee determines otherwise at the time an Option is granted (or at any later time when the Administrative Committee, by written notice to the Holder, releases in whole or in part the restrictions under this Section 6.9), an Option shall not be transferable other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Holder thereof only by the Holder (or his or her court appointed legal representative). Options shall not be transferable other than by will or the laws of descent and distribution, and Options may be exercised during the lifetime of the Holder thereof only by the Holder (or his or her court appointed legal representative).

     6.10  Repurchase of Shares.

     (a) Right of Repurchase. If so specified by the Administrative Committee at the time an Option is granted to a Holder who is an employee of the Company or any of its Affiliates or a party to a consulting arrangement with the Company or any of its Affiliates, the Company shall have the right, but shall not be required, to repurchase from the Holder all or part of (i) the shares of Common Stock that the Holder acquires upon the exercise of the Option, and (ii) any other shares of Common Stock or other securities issued or acquired with respect to the shares specified in the preceding clause (i) or this clause (ii) in connection with any stock dividend, stock split, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock, or other similar corporate event. Such right shall be exercisable at any time and from time to time during the period of ninety (90) days commencing on the date of termination of the Holder's employment or consulting agreement with the Company or any of its Affiliates for "cause," as defined in Section 7.2(b).

     (b) Exercise of Repurchase Right. The Company's right of repurchase under this Section 6.10 shall be exercised by delivery written notice to the Holder specifying the number of shares or other securities to be repurchased and the effective date of the repurchase, which date shall not be earlier than the date of the notice nor later than the date of termination of the Company's right of repurchase. If a Holder transfers shares or other securities that are subject to the Company's right of repurchase, the shares or other securities shall remain subject to the Company's right of repurchase during the period specified in the last sentence of Section 6.10(a) (exercise of the right of repurchase in such even shall be effected by notice to the person or entity holding the shares or other securities at the time of exercise).

     (c) Repurchase Price. With respect to each share or other security to be repurchased by the Company upon its exercise of its right of repurchase under this Section 6.10, the repurchase price shall be the Fair Market Value of the share or security as of the effective date of the repurchase. The Company may elect to pay the amount owed to the Holder (or to the person or entity holding the share or other security to be repurchased) either (i) in cash, in which case the amount shall be paid, without interest, within thirty (30) days following the effective date of the repurchase, or (ii) in three equal installments, with the first installment payable on the first anniversary of the effective date of the repurchase, and the remaining installments payable on the corresponding date in each of the next two years, with each installment to include interest on the unpaid principal computed at the prime rate published in the Wall Street Journal for the first business day of the month in which the effective date of the repurchase occurs, for the period from the effective date of the repurchase or the date of the most recent installment, as the case may be, to the due date of the installment being paid.

     (d) Termination of Right of Repurchase. Any right of repurchase of the Company under this Section 6.10 shall terminate upon the occurrence of a Control Purchase or an Approved Transaction (other than an Approved Transaction in connection with which the Administrative Committee determines, in accordance with the last sentence of Section 7.1, that Options otherwise subject to such right of repurchase will not vest or become exercisable on an accelerated basis and/or will not terminate if not exercised prior to consummation of the Approved Transaction). Any right of repurchase of the Company under this Section 6.10 shall also terminate upon the effective date of the registration by the Company of any class of any Equity Security pursuant to Section 12 of the Exchange Act.

     6.11 Class of Common Stock. The class of shares subject to each Option and the class of shares to be received upon exercise of each Option shall depend upon the employment status of the Eligible Person at the date the Option is granted and at the date the Option is exercised. If the Eligible Person is an employee (including officers and directors who are also employees) of the Company or one of its Affiliates as of the date the Option is granted, the shares subject to the Option shall be shares of Series B Common Stock, which are automatically convertible into the shares of Series C Common Stock upon the occurrence of certain events (a "Conversion Event") as described in the Company's Articles of Incorporation, as amended from time to time (the "Articles"), provided, that if a Conversion Event occurs prior to the exercise of an Option, the shares subject to the Option shall be shares of Series C Common Stock, with the rights defined in the Articles. If the Eligible Person is a consultant (other than a director) rendering services to the Company or any of its Affiliates in the capacity of an independent contractor as of the date the Option is granted, the shares subject to the Option shall be shares of Series C Common Stock, with the rights defined in the Articles, regardless of the Eligible Person's employment status with the Company at the date the Option is exercised.

     6.12 Delegation to Executive Officer of Authority to Grant Options. The Board may delegate to an Executive Officer the authority to determine from time to time (a) the Eligible Persons to whom Options are to be granted; (b) the number of shares of Common Stock for which the Options are exercisable and the purchase price of such shares; (c) whether the Options are Incentive Stock Options or Nonqualified Stock Options; and (d) all of the other terms and conditions (which need not be identical) of the Options; provided, however, that
(i) the authority delegated to the Executive Officer under this Section 6.12 shall not exceed that of the Administrative Committee under the foregoing provisions of this Article 6 and shall be subject to such limitations, in addition to those specified in this Section 6.12, as may be specified by the Board at the time of delegation; (ii) the Executive Officer may not be delegated authority under this Section 6.12 to grant any Option to any person who is an Executive Officer or a director of the Company at the time of the grant; (iii) the purchase price of each share of Common Stock under an Option granted under this Section 6.12 shall not be less than the Fair Market Value of such share on the date of grant of the Option; and (iv) the

Executive Officer shall promptly provide a report to the Administrative Committee of each person to whom an Option has been granted under this Section
6.12 and the material terms and conditions of the Option.

                                       7

                               GENERAL PROVISIONS

     7.1 Acceleration of Options -- Approved Transactions; Control Purchase. In the event of any Approved Transaction or Control Purchase, each outstanding Option under the Plan shall become exercisable in full in respect of the aggregate number of shares covered thereby, notwithstanding any contrary vesting schedule in the Option Agreement evidencing the Option (except to the extent the Option Agreement expressly provides otherwise), effective upon the Control Purchase or immediately prior to consummation of the Approved Transaction. In the case of an Approved Transaction, the Company shall provide notice of the pendency of the Approved Transaction, at least fifteen (15) days prior to the expected date of consummation thereof, to each Holder of an outstanding Option. Each Holder shall thereupon be entitled to exercise the Option at any time prior to consummation of the Approved Transaction. Any such exercise as to any portion of the Option that will only become vested immediately prior to the consummation of the Approved Transaction in accordance with the foregoing acceleration provision shall be contingent on such consummation. Any such exercise as to any other portion of the Option will not be contingent on such consummation unless so elected by the Holder in a notice delivered to the Company simultaneously with the exercise. Upon consummation of the Approved Transaction, all Options shall expire to the extent such exercise has not occurred. Notwithstanding the foregoing, except to the extent otherwise provided in one or more Option Agreements evidencing Options, the Administrative Committee may, in its discretion, determine that any or all outstanding Options will not vest or become exercisable on an accelerated basis in connection with an Approved Transaction and/or will not terminate if not exercised prior to consummation of the Approved Transaction, if the Board or the surviving or acquiring corporation, as the case may be, shall take, or made effective provision for the taking of, such action as in the opinion of the Administrative Committee is equitable and appropriate in order to substitute new Options for such Options, or to assume such Options (which assumption may be effected by any means determined by the Administrative Committee, in its discretion, including, but not limited to, by a cash payment to each Holder, in cancellation of the Options held by him or her, of such amount as the Administrative Committee determines, in its sole discretion, represents the then value of the Options) and in order to make such new or assumed Options, as nearly as practicable, equivalent to the old Options (before giving effect to any acceleration of the vesting or exercisability thereof), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the Common Stock may be changed, converted or exchanged in connection with the Approved Transaction.

     7.2 Termination of Services. The provisions of this Section 7.2 shall apply to any Holder who is an employee of the Company or any of its Affiliates or a party to a written consulting agreement with the Company or any of its Affiliates.

     (a) General. If such a Holder's employment or consulting agreement terminates prior to the complete exercise of an Option, then the Option shall, except to the extent the Option Agreement evidencing the Option expressly provides otherwise, thereafter be exercisable, to the extent that the Holder was entitled to exercise the Option on the date of such termination, for a period of three (3) months following such termination (but not later than the scheduled expiration date of the Option); provided, however, that (i) if the Holder's employment or consulting agreement terminates by reason of death or Disability, then, except to the extent the Option Agreement evidencing the Option expressly provides otherwise, the Option shall be exercisable, to the extent that the Holder was entitled to exercise the Option on the date of such termination, for a period of one (1) year following such termination (but not later than the scheduled expiration of the Option), and (ii) any termination by the Company or any of its Affiliates for cause will be treated in accordance with the provisions of Section 7.2(b) (except to the extent the Option Agreement expressly provides otherwise).

     (b) Termination by Company for Cause. If a Holder's employment or consulting agreement with the Company or any of its Affiliates is terminated for cause, then all Options held by the Holder shall immediately terminate and, accordingly, may not be exercised, except to the extent one or more of the Option Agreements evidencing the Options expressly provides otherwise. For purposes of this Plan, "cause" shall have the meaning given that term in any employment agreement or consulting agreement to which the Holder is a party or, in the absence thereof, the conduct that shall constitute "cause" for purposes of this Plan shall be insubordination, a knowing violation of a state or federal law involving the commission of a crime against the Company or any of its Affiliates or a felony, any misrepresentation, deception, fraud or dishonesty that is materially injurious to the Company or any of its Affiliates, incompetence, moral turpitude, the refusal to perform the Holder's duties and responsibilities for any reason other than illness or incapacity, and any other misconduct of any kind that the Administrative Committee determines constitutes "cause" for purposes of this Plan; provided, however, that if a termination occurs within twelve (12) months after an Approved Transaction or Control Purchase, termination for cause shall mean only a felony conviction for fraud, misappropriation or embezzlement. Following termination of a Holder's employment or consulting agreement, if the Holder engages in any act that would have constituted cause if the Holder had remained employed by or in a consulting relationship with the Company or any of its Affiliates, then the Administrative Committee shall be entitled to terminate any Options held by the Holder.

     (c) Miscellaneous. The Administrative Committee may determine whether any given leave of absence of a Holder constitutes a termination of the Holder's employment or consulting agreement; provided, however, that for purposes of the Plan --

          (i) a leave of absence, duly authorized in writing by the Company or any of its Affiliates for military service or sickness, or for any other purpose approved by the Company or any of its Affiliates, if the period of the leave does not exceed ninety (90) days, and

          (ii) a leave of absence in excess of ninety (90) days, duly authorized in writing by the Company or any of its Affiliates, provided the Holder's right to return to service with the Company or the Affiliate is guaranteed either by statute or by contract --

shall not be deemed a termination of the Holder's employment or consulting agreement. Options granted under the Plan shall not be affected by any change of a Holder's employment or consulting agreement so long as the Holder continues to be an employee of or consultant to the Company or any of its Affiliates. Except to the extent an Option Agreement evidencing an Option expressly provides otherwise, if a Holder has an employment or consulting agreement with an Affiliate of the Company that ceases to be an Affiliate, such event shall be deemed to constitute a termination of the Holder's employment or consulting agreement for a reason other than death or Disability.

     7.3 Right to Terminate Services. Nothing contained in the Plan or in any Option Agreement, and no action of the Company or the Administrative Committee with respect thereto, shall confer or be construed to confer on any Holder any right to continue in the service of the Company or any of its Affiliates or interfere in any way with the right of the Company or any of its Affiliates, subject to the provisions of any agreement between the Holder and the Company or any of its Affiliates, to terminate at any time, with or without cause, the employment or consulting agreement with the Holder.

     7.4 Nonalienation of Benefits. Except as provided in Section 6.9, no right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to the right or benefit.

     7.5 Shareholders Agreement. Unless the Option Agreement evidencing an Option expressly provides otherwise, the Holder of the Option shall be required, as a condition to the issuance of any shares of Common Stock that the Holder acquires upon the exercise of the Option, to execute and deliver to the Company a shareholders agreement in such form as may be in use by the Company at the time of such exercise, or a counterpart thereof, together with, unless the Holder is unmarried, a spousal consent in the form required thereby, unless the Holder has previously executed and delivered such documents and they are in effect at the time the shares are to be issued.

     7.6  Termination and Amendment.

     (a) General. Unless the Plan shall previously have been terminated as hereinafter provided, no Options may be granted under the Plan on or after the tenth (10th) anniversary of the Effective Date. The Board or the Administrative Committee may at any time prior to the tenth (10th) anniversary of the Effective Date terminate the Plan, and may, from time to time, suspend or discontinue the Plan or modify or amend the Plan in such respects as it shall deem advisable; provided, however, that any such modification or amendment shall comply with all applicable laws and stock exchange listing requirements and, with respect to Incentive Stock Options granted or to be granted under the Plan, shall be subject to any approval by shareholders of the Company required under the Code.

     (b) Modification. No termination, modification or amendment of the Plan may adversely affect the rights of the Holder of an outstanding Option in any material way unless the Holder consents thereto. No modification, extension, renewal or other change in any Option granted under the Plan shall be made after the grant of the Option, unless the same is consistent with the provisions of the Plan. With the consent of the Holder and subject to the terms and conditions of the Plan (including Section 7.6(a)), the Administrative Committee may amend outstanding Option Agreements with any Holder, including, without limitation, any amendment that would (i) accelerate the time or times at which the Option may be exercised, and/or (ii) extend the scheduled expiration date of the Option. Without limiting the generality of the foregoing, the Administrative Committee may, but solely with the Holder's consent unless otherwise provided in the Option Agreement, agree to cancel any Option under the Plan and issue a new Option in substitution therefor, provided that the Option so substituted shall satisfy all of the requirements of the Plan as of the date the new Option is granted. Nothing contained in the foregoing provisions of this Section 7.6(b) shall be construed to prevent the Administrative Committee from providing in any Option Agreement that the rights of the Holder with respect to the Option are subject to such rules and regulations as the Administrative Committee may, subject to the express provisions of the Plan, adopt from time to time, or impair the enforceability of any such provision.

     7.7 Government and Other Regulations. The obligation of the Company with respect to Options shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act, and the rules and regulations of any securities exchange or association on which the Common Stock may be listed or quoted. As long as the Common Stock is not registered under the Exchange Act, the Company intends that all offers and sales of Options and shares of Common Stock issuable upon exercise of Options shall be exempt from registration under the provisions of Section 5 of the Securities Act, and the Plan shall be administered in a manner so as to preserve such exemption. The Company also intends that the Plan shall constitute a written compensatory benefit plan, within the meaning of Rule 701(b) promulgated under the Securities Act, and that each Option granted under the Plan at a time when the Common Stock is not registered under the Exchange Act shall, unless otherwise provided by the Administrative Committee at the time the Option is granted, be granted in reliance on the exemption from the registration requirements of Section 5 of the Securities Act provided by Rule 701. As long as the Common Stock is registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements to file in a timely manner all reports required to be filed by it under the Exchange Act.

     7.8 Withholding. The Company's obligation to deliver shares of Common Stock upon exercise of an Option shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time an Option is exercised may, in the discretion of the Administrative Committee, be paid in shares of Common Stock already owned by the Holder or through the withholding of shares otherwise issuable to the Holder, upon such terms and conditions as the Administrative Committee shall determine. If the Holder shall fail to pay, or make arrangements satisfactory to the Administrative Committee for the payment of, all such federal, state and local taxes, then the Company or any of its Affiliates shall, to the extent not prohibited by law, have the right to deduct from any payment of any kind otherwise due to the Holder an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company or any of its Affiliates with respect to the Option.

     7.9 Separability. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein; provided, however, that to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, the Option, to that extent, shall be deemed to be a Nonqualified Stock Option for all purposes of the Plan.

     7.10 Non-Exclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     7.11 Exclusion from Pension and Profit-Sharing Computation. By acceptance of an Option, unless otherwise provided in the Option Agreement evidencing the Option, the Holder shall be deemed to have agreed that the Option is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan, program or policy of the Company or any of its Affiliates.

     7.12 No Shareholder Rights. No Holder or other person shall have any voting or other shareholder rights with respect to shares of Common Stock subject to an Option until the Option has been duly exercised, full payment of the purchase price has been made, all conditions under the Option and this Plan to issuance of the shares have been satisfied, and a certificate for the shares has been issued. No adjustment shall be made for cash or other dividends or distributions to shareholders for which the record date is prior to the date of such issuance.

     7.13 Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Washington.

     7.14 Company's Rights. The grant of Options pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

                                   APPENDIX B

          ARTICLES OF AMENDMENT TO RESTATED ARTICLES OF INCORPORATION
                             OF REALNETWORKS, INC.

     Pursuant to RCW 23B.10.060 of the Washington Business Corporation Act, the undersigned corporation hereby submits the following amendment to the corporation's Restated Articles of Incorporation.

1. The name of the corporation is RealNetworks, Inc.

2. (a) Article IV, Section 4.1, is hereby amended to read in its entirety as follows:

      4.1 Authorized Capital. The aggregate number of shares of capital stock which this Corporation is authorized to issue shall be 1,060,000,000, divided into two classes as follows: One Billion (1,000,000,000) shares of common stock, $.001 par value per share (the "Common Stock"), and Sixty Million (60,000,000) shares of preferred stock, $.001 par value per share (the "Preferred Stock").

   (b) Article IV, Section 4.2, "Special Common Stock," is hereby deleted in its entirety, with the numbering of subsequent sections adjusted appropriately.

   (c) Article IV, Section 4.10, "Execution of Consent of Shareholders by Less Than Unanimous Consent", is hereby deleted in its entirety, with the numbering of subsequent sections adjusted appropriately.

   (d) Article IV, Section 4.11 is hereby amended to read in its entirety as follows:

      4.11 Special Meetings of Shareholders. Special meetings of the shareholders for any purpose or purposes may be called at any time only by a majority of the Board of Directors or the Chairman of the Board of Directors (if one be appointed) or the President or one or more shareholders holding not less than twenty-five percent (25%) of all the shares entitled to be cast on any issue proposed to be considered at that meeting.

   (e) Article IV, section 4.12 is hereby amended to read in its entirety as follows:

      4.12 Majority Vote Required. Unless otherwise provided in these Articles of Incorporation, pursuant to authority granted under Sections 23B.10.030, 23B.11.030, 23B.12.020, and 23B.14.020 of the Act, the vote of shareholders of the Corporation required in order to approve amendments to the Articles of Incorporation, a plan of merger or share exchange, the sale, lease, exchange, or other disposition of all or substantially all of the property of the Corporation not in the usual and regular course of business, or dissolution of the Corporation shall be a majority of all of the votes entitled to be cast by each voting group entitled to vote thereon, regardless of whether or not the Corporation is a "public company," as that term is defined in Section 23B.01.400 of the Act.

3. The date of adoption of such amendments was June 2, 2000.

4. The amendments were duly approved by the shareholders in accordance with the provisions of RCW 23B.10.030 and 23B.10.040.

5. These Articles of Amendment will be effective upon filing with the Secretary of State of the State of Washington.

DATED:             , 2000.

                                          REALNETWORKS, INC.

                                          By
                                            ------------------------------------
                                            Robert Glaser, Chief Executive
                                             Officer

                                      PROXY

                               RealNetworks, Inc.
           2601 Elliott Avenue, Suite 1000, Seattle, Washington 98121

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Robert Glaser and Kelly Jo MacArthur as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of RealNetworks, Inc. held of record by the undersigned at the close of business on April 3, 2000 at the Annual Meeting of Shareholders to be held on June 2, 2000, or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

                                                                  Please mark
                                                                  your votes [X]
                                                                  as indicated

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

1.      ELECTION OF CLASS 3 DIRECTOR:

        FOR Robert Glaser                                 [ ]

        WITHHOLD AUTHORITY to vote for Robert Glaser      [ ]

        FOR the nominee listed below                      [ ]

        ------------------------

2. PROPOSAL TO APPROVE THE AMENDMENT OF THE COMPANY'S RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK OF THE COMPANY TO 1,000,000,000 SHARES FROM 300,000,000 SHARES, TO DELETE PROVISIONS NOT APPLICABLE TO A PUBLIC COMPANY AND TO DELETE A DESIGNATION OF A SERIES OF STOCK THAT IS NO LONGER OUTSTANDING.

                   FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

3. PROPOSAL TO APPROVE THE AMENDED AND RESTATED 1996 STOCK OPTION PLAN, WHICH INCREASES THE NUMBER OF SHARES OF COMMON STOCK THAT MAY BE ISSUED THEREUNDER FROM 45,200,000 SHARES TO 60,200,000 SHARES.

                   FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

4. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2000.

                   FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

5. In their discretion the Proxies are authorized to vote upon such other business as may property come before the meeting.

                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.

        Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date:  _________________, 2000


----------------------------
Signature

----------------------------
Signature if held jointly